                                                      Registration No. 333-46412
================================================================================



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1                  [X]
                                  TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-BB-2

                       NATIONWIDE VLI SEPARATE ACCOUNT - 5
                              (EXACT NAME OF TRUST)


                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)


                                 PATRICIA R. HATLER
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

This Post-Effective Amendment amends the Registration Statement in respect of the Prospectus, the Financial Statements.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on January 17, 2001 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) of Rule 485
[ ] on (date) pursuant to paragraph (a) of Rule 485

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Last Survivor Flexible Premium Variable Universal Life Insurance Policies

Approximate date of proposed public offering: continuously on and after January 17, 2001.

[ ] Check box if it is proposed that this filing will become effective on (date at (time) pursuant to Rule 487.



================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

N-8B-2 ITEM                                                            CAPTION IN PROSPECTUS
 1.....................................................................Nationwide Life Insurance
 ......................................................................Company
                                                                       The Variable Account
 2.....................................................................Nationwide Life Insurance
                                                                       Company
 3.....................................................................Custodian of Assets
 4.....................................................................Distribution of The Policies
 5.....................................................................The Variable Account
 6.....................................................................Not Applicable
 7.....................................................................Not Applicable
 8.....................................................................Not Applicable
 9.....................................................................Legal Proceedings
10.....................................................................Information About The Policies;
                                                                       How The Cash Value Varies; Right
                                                                       to Exchange for a Fixed Benefit
                                                                       Policy; Reinstatement; Other Policy
                                                                       Provisions
11.....................................................................Investments of The Variable
                                                                       Account
12.....................................................................The Variable Account
13.....................................................................Policy Charges
                                                                       Reinstatement
14.....................................................................Underwriting and Issuance -
                                                                       Premium Payments
                                                                       Minimum Requirements for
                                                                       Issuance of a Policy
15.....................................................................Investments of the Variable
                                                                       Account; Premium Payments
16.....................................................................Underwriting and Issuance -
                                                                       Allocation of Cash Value
17.....................................................................Surrendering The Policy for Cash
18.....................................................................Reinvestment
19.....................................................................Not Applicable
20.....................................................................Not Applicable
21.....................................................................Policy Loans
22.....................................................................Not Applicable
23.....................................................................Not Applicable
24.....................................................................Not Applicable
25.....................................................................Nationwide Life Insurance
                                                                       Company
26.....................................................................Not Applicable
27.....................................................................Nationwide Life Insurance
                                                                       Company

N-8B-2 ITEM............................................................CAPTION IN PROSPECTUS

28.....................................................................Company Management
29.....................................................................Company Management
30.....................................................................Not Applicable
31.....................................................................Not Applicable
32.....................................................................Not Applicable
33.....................................................................Not Applicable
34.....................................................................Not Applicable
35.....................................................................Nationwide Life Insurance
                                                                       Company
36.....................................................................Not Applicable
37.....................................................................Not Applicable
38.....................................................................Distribution of The Policies
39.....................................................................Distribution of The Policies
40.....................................................................Not Applicable
41(a)..................................................................Distribution of The Policies
42.....................................................................Not Applicable
43.....................................................................Not Applicable
44.....................................................................How The Cash Value Varies
45.....................................................................Not Applicable
46.....................................................................How The Cash Value Varies
47.....................................................................Not Applicable
48.....................................................................Custodian of Assets
49.....................................................................Not Applicable
50.....................................................................Not Applicable
51.....................................................................Summary of The Policies;
                                                                       Information About The Policies
52.....................................................................Substitution of Securities
53.....................................................................Taxation of The Company
54.....................................................................Not Applicable
55.....................................................................Not Applicable
56.....................................................................Not Applicable
57.....................................................................Not Applicable
58.....................................................................Not Applicable
59.....................................................................Financial Statements

                        NATIONWIDE LIFE INSURANCE COMPANY

    Last Survivor Flexible Premium Variable Universal Life Insurance Policies


 Issued by Nationwide Life Insurance Company through its Nationwide VLI Separate
                                    Account-5

                The date of this prospectus is January 17, 2001.


This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference

The following underlying mutual funds are available under the policies:


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
    -    VIP Equity-Income Portfolio: Service Class
    -    VIP Growth Portfolio: Service Class
    -    VIP High Income Portfolio: Service Class*
    -    VIP Overseas Portfolio: Service Class

NATIONWIDE SEPARATE ACCOUNT TRUST
    -    Capital Appreciation Fund
    -    Money Market Fund
    -    Total Return Fund
    - Dreyfus NSAT Mid Cap Index Fund (formerly, Nationwide Select Advisers Mid Cap Fund) (subadviser: The Dreyfus Corporation)
    -    Nationwide Small Cap Value Fund (subadviser: The Dreyfus Corporation)
    -    Nationwide Small Company Fund
         (subadvisers: The Dreyfus Corporation, Neuberger Berman, L.P., Lazard Asset Management Strong Capital Management, Inc. and Waddell & Reed Investment Management Company)
    -    Strong NSAT Mid Cap Growth Fund (subadviser: Strong Capital Management
         Inc.)

ONE GROUP(R) INVESTMENT TRUST
    - One Group Investment Trust Balanced Portfolio (formerly, Asset Allocation Fund)
    -    One Group Investment Trust Bond Portfolio
    -    One Group Investment Trust Diversified Equity Portfolio
    -    One Group Investment Trust Diversified Mid Cap Portfolio
    -    One Group Investment Trust Equity Index Portfolio
    -    One Group Investment Trust Government Bond Portfolio
    - One Group Investment Trust Large Cap Growth Portfolio (formerly, Large Company Growth Fund)
    - One Group Investment Trust Mid Cap Growth Portfolio (formerly, Growth Opportunities Fund)
    -    One Group Investment Trust Mid Cap Value Portfolio


W&R TARGET FUNDS, INC.
    -    Asset Strategy Portfolio
    -    Balanced Portfolio
    -    Bond Portfolio
    -    Core Equity Portfolio
    -    Growth Portfolio
    -    High Income Portfolio
    -    International Portfolio
    -    Limited-Term Bond Portfolio
    -    Money Market Portfolio
    -    Science and Technology Portfolio
    -    Small Cap Portfolio

*These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.


In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.


To obtain copies of any underlying mutual fund prospectus, please call:

                1-800-547-7548
     TDD        1-800-238-3035

or write:

     NATIONWIDE LIFE INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference in this prospectus can be found on the SEC website at:

                                   www.sec.gov

This policy is NOT:
    -    a bank deposit;
    -    endorsed by a bank or government agency;
    -    federally insured; or
    -    available in every state.

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies. They provide flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-5 (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

AVERAGE ISSUE AGE- The arithmetic average of the ages of the two insureds at policy issuance.

BASIC COVERAGE- One of the two types of coverage that comprise the specified amount. The other type is supplemental coverage.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

IRS GUIDELINE LEVEL PREMIUM- The amount of level annual premium, calculated in accordance with the provisions of the Internal Revenue Code, guaranteed mortality and expense charges, and an interest rate of 4%.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

NATIONWIDE - Nationwide Life Insurance Company.

NET AMOUNT AT RISK- Net amount at risk is the death benefit minus the cash value calculated at the beginning of each policy month.

NET PREMIUMS- Net premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SEC GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 5%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

SUPPLEMENTAL COVERAGE- One of the two types of coverage that comprise the specified amount. Supplemental coverage can never exceed 90% of the specified amount. Supplemental coverage is not available in New York or New Jersey.

VALUATION PERIOD - Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-5, a separate account of Nationwide Life Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS..........................

SUMMARY OF POLICY EXPENSES.........................

UNDERLYING MUTUAL FUND ANNUAL EXPENSES.............

SYNOPSIS OF THE POLICIES...........................

NATIONWIDE LIFE INSURANCE COMPANY..................


GENERAL DISTRIBUTOR................................


INVESTING IN THE POLICY............................
     The Variable Account and Underlying Mutual
         Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES.....................
     Minimum Requirements for Policy Issuance
     Premium Payments
     Death Benefit Guarantees
     Pricing

POLICY CHARGES.....................................
     Sales Load
     Premium Expense Charge
     Surrender Charges
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH...................
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE............................

POLICY PROVISIONS..................................
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY............................
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers2

RIGHT TO REVOKE....................................

POLICY LOANS.......................................
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT.........................................

POLICY OWNER SERVICES..............................
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION..........................
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age or Sex
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION................................

GRACE PERIOD.......................................
     Grace Period without Death Benefit Guarantees
     Lifetime Guaranteed Policy Continuation
     Limited Guaranteed Policy Continuation
     Reinstatement

TAX MATTERS........................................
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Policy Split Option Rider
     Description of Cash Value Accumulation
         Test and Guideline Premium Cash
         Value Corridor Test
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS...............................

STATE REGULATION...................................

REPORTS TO POLICY OWNERS...........................

ADVERTISING........................................

LEGAL PROCEEDINGS..................................

EXPERTS............................................

REGISTRATION STATEMENT.............................

DISTRIBUTION OF THE POLICIES.......................

ADDITIONAL INFORMATION ABOUT
     NATIONWIDE....................................

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
   CASH SURRENDER VALUES, AND
   DEATH BENEFITS..................................

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks (see "Policy Charges").

Nationwide deducts a sales load and a premium expense charge from each premium payment received. The sales load is guaranteed never to exceed 2.5% for each premium payment. Currently, the sales load is 0.5% for all policy years. The premium expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Premium Expense Charge").

Nationwide deducts the following charges monthly from the cash value of the policy (see "Policy Charges"):

     - cost of insurance;
     - cost of any additional benefits provided by riders to the policy;
     - administrative expense charge(1); and
     - mortality and expense risk charge(2).

(1)This amount of this charge is the sum of the per policy charge and the per $1,000 basic coverage charge (see "Monthly Administrative Charge").

(2)This charge is equal to an annual effective rate multiplied by the cash value attributable to the variable account. The annual effective rate is 0.60% up to $25,000 of cash value attributable to the variable account, 0.30% for the next $25,000 to $224,999 of cash value attributable to the variable account, and 0.10% for all cash value attributable to the variable account of $250,000 or more (see "Mortality and Expense Risk Charge").

For policies which are surrendered during the first 9 policy years, Nationwide deducts a surrender charge (see "Surrender Charges").

For more information about any policy charge, see "Policy Charges" in this prospectus.


                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

      (as a percentage of underlying mutual fund net assets, after expense reimbursement)


                                                                 Management      Other                      Total Underlying
                                                                    Fees       Expenses     12b-1 Fees    Mutual Fund Expenses
              Fidelity VIP Equity-Income Portfolio:  Service       0.48%         0.08%        0.10%              0.66%
              Class
              Fidelity VIP Growth Portfolio:  Service Class        0.58%         0.07%        0.10%              0.75%
              Fidelity VIP High Income Portfolio:  Service         0.58%         0.11%        0.10%              0.79%
              Class
              Fidelity VIP Overseas Portfolio: Service Class       0.73%         0.15%        0.10%              0.98%
              NSAT Capital Appreciation Fund                       0.60%         0.14%        0.00%              0.74%
              NSAT Money Market Fund                               0.39%         0.15%        0.00%              0.54%
              NSAT Total Return Fund                               0.58%         0.14%        0.00               0.72%
              NSAT Dreyfus NSAT Mid Cap Index Fund (formerly, NSAT 0.88%         0.37%        0.00%              1.25%
              Nationwide Mid Cap Index Fund)
              NSAT Nationwide Small Cap Value Fund                 0.88%         0.37%        0.00%              1.25%
              NSAT Nationwide Small Company Fund                   0.98%         0.27%        0.00%              1.25%
              NSAT Strong NSAT Mid Cap Growth Fund                 0.90%         0.10%        0.00%              1.00%
              One Group Investment Trust Balanced Portfolio        0.70%         0.25%        0.00%              0.95%
              (formerly Asset Allocation Fund)
              One Group Investment Trust Bond Portfolio            0.45%         0.30%        0.00%              0.75%
              One Group Investment Trust Diversified Equity        0.68%         0.27%        0.00%              0.95%
              Portfolio
              One Group Investment Trust Diversified Mid Cap       0.60%         0.32%        0.00%              0.92%
              Portfolio
              One Group Investment Trust Equity Index              0.28%         0.28%        0.00%              0.56%
              Portfolio

                                                                Management      Other                       Total Underlying
                                                                   Fees        Expenses     12b-1 Fees    Mutual Fund Expenses
             One Group Investment Trust Government Bond           0.45%         0.28%         0.00%              0.73%
             Portfolio
             One Group Investment Trust Large Cap Growth          0.65%         0.23%         0.00%              0.88%
             Portfolio (formerly Large Company Growth Fund)
             One Group Investment Trust Mid Cap Growth            0.65%         0.27%         0.00%              0.92%
             Portfolio (formerly Growth Opportunities Fund)
             One Group Investment Trust Mid Cap Value             0.63%         0.32%         0.00%              0.95%
             Portfolio
             W&R Target Funds, Inc. - Asset Strategy              0.74%         0.14%         0.24%              1.12%
             Portfolio
             W&R Target Funds, Inc. - Balanced Portfolio          0.65%         0.06%         0.24%              0.95%
             W&R Target Funds, Inc. - Bond Portfolio              0.52%         0.06%         0.24%              0.82%
             W&R Target Funds, Inc. - Core Equity Portfolio       0.69%         0.02%         0.24%              0.95%
             W&R Target Funds, Inc. - Growth Portfolio            0.69%         0.02%         0.24%              0.95%
             W&R Target Funds, Inc. - High Income Portfolio       0.63%         0.05%         0.24%              0.92%
             W&R Target Funds, Inc. - International Portfolio     0.82%         0.15%         0.24%              1.21%
             W&R Target Funds, Inc. - Limited-Term Bond           0.52%         0.15%         0.24%              0.91%
             Portfolio
             W&R Target Funds, Inc. - Money Market Portfolio      0.44%         0.08%         0.24%              0.76%
             W&R Target Funds, Inc. - Science and Technology      0.80%         0.06%         0.24%              1.10%
             Portfolio
             W&R Target Funds, Inc. - Small Cap Portfolio         0.84%         0.04%         0.24%              1.12%

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                          Management     Other                   Total Underlying
                                                             Fees       Expenses    12b-1 Fees      Mutual Fund
                                                                                                      Expenses


Fidelity VIP Equity-Income Portfolio: Service Class         0.48%         0.10        0.10%             0.68
Fidelity VIP Growth Portfolio: Service Class                0.58%        0.09%        0.10%            0.77%
Fidelity VIP Overseas Portfolio: Service Class              0.73%        0.18%        0.10%            1.01%
NSAT Dreyfus Mid Cap Index Fund (formerly, NSAT Nationwide  0.88%        0.86%        0.00%            1.74%
Mid Cap Index Fund)
NSAT Nationwide Small Cap Value Fund                        0.90%        0.37%        0.00%            1.27%
NSAT Strong NSAT Mid Cap Growth Fund                        0.90%        0.33%        0.00%            1.23%
One Group Investment Trust Bond Fund                        0.55%        0.30%        0.00%             .85%
One Group Investment Trust Diversified Equity               0.70%        0.27%        0.00%             .97%
Portfolio
One Group Investment Trust Diversified Mid Cap              0.71%        0.32%        0.00%            1.03%
Portfolio
One Group Investment Trust Equity Index Portfolio           0.30%        0.28%        0.00%            0.58%
One Group Investment Trust Mid Cap Value Portfolio          0.70%        0.32%        0.00%            1.02%

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on two insureds. Nationwide pays the death proceeds on the death of the last surviving insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account. The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PREMIUMS

The initial premium is shown on the policy data page. Additional premium payments may be made at any time while the policy is in force. Each premium payment must be at least $50.

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:
-        Policy Split Option;
-        Estate Protection;
-        Maturity Extension Endorsement; and
-        Maturity Extension for Specified Amount.
These riders are not available in the State of New Jersey.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929. It is a member of the Nationwide group with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.


The policies are distributed by Waddell & Reed, Inc., 6300 Lamar Ave., Overland Park, KS 66202 and by Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly owned subsidiary of Nationwide Life Insurance Company.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account-5 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 21, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and in general are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. The underlying mutual fund options are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may, upon written request, transfer all sub-account cash values to the fixed account. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer. Nationwide will not assess a charge for this transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

1) shares of a current underlying mutual fund option are no longer available for investment; or

2) further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks. Purchase payments will be allocated to the fixed account by election of the contract owner.

Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

The investment income earned by the fixed account will be allocated to the contracts at varying rate(s) set by Nationwide. The guaranteed rate for any purchase payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year. New purchase payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. At policy issuance, the policy owner selects the premium and specified amount, which consists of basic coverage and supplemental coverage, if any. The proportion of supplemental coverage is irrevocable. A policy owner can apply to increase or decrease the specified amount no more than once per policy year.

The minimum specified amount is $100,000. Supplemental coverage cannot exceed 90% of the specified amount.

Supplemental coverage differs from basic coverage in several respects: (1) supplemental coverage has lower cost of insurance rates, on a current basis; (2) supplemental coverage has no surrender charges; and (3) supplemental coverage has no monthly per unit charge, on a current basis. Supplemental coverage is not available for policies issued in the State of New York.

Policies may be issued to insureds at ages consistent with Nationwide's underwriting guidelines. Before issuing any policy, Nationwide requires satisfactory evidence of insurability which may include medical examinations.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while both insureds are still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

  - Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

  - Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

  - Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

DEATH BENEFIT GUARANTEES

Lifetime Guaranteed Policy Continuation

The policy will not lapse if cumulative premiums, less any indebtedness and partial withdrawals are greater than or equal to cumulative Lifetime Guaranteed Policy Continuation premiums (see "Grace Period").

Limited Guaranteed Policy Continuation

The policy will not lapse during the Limited Guaranteed Policy Continuation period if cumulative premiums, less any indebtedness and partial withdrawals, are greater than or equal to cumulative Limited Guaranteed Policy Continuation premiums. The Limited Guaranteed Policy Continuation period runs from the 3rd policy anniversary date to the policy anniversary on or next following the younger insured's 75th birthday (see "Grace Period").

INITIAL GUARANTEED POLICY CONTINUATION

The policy will not lapse if cumulative premiums, less any indebtedness and partial withdrawals, are greater than or equal to cumulative Initial Guaranteed Policy Continuation premiums. The Initial Guaranteed Policy Continuation period runs from the policy date to the 3rd policy anniversary date.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day            -        Independence Day
-        Martin Luther King, Jr.   -        Labor Day Day
-        Presidents' Day           -        Thanksgiving
-        Good Friday               -        Christmas
-        Memorial Day

Nationwide also will not price purchase payments if:

(1)      trading on the New York Stock Exchange is restricted;

(2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. It is guaranteed never to exceed 2.5% of each premium payment. Currently, the sales load is 0.5% for all policy years.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge. In addition, the portion of the increase charges attributable to an increase in specified amount that reimburse Nationwide for distribution expenses will be added to the total sales load deduction.

TAX EXPENSE CHARGES

A charge equal to 3.5% is deducted from all premium payments, when the premium payment is received, in order to compensate Nationwide for certain administrative expenses which are incurred by Nationwide for taxes, which include premium or other taxes, imposed by various state and local jurisdiction as well as federal taxes imposed under Section 848 of the Internal Revenue Code. These tax expenses to Nationwide consist of two components:

(1)      a tax rate of 2.25% for state and local premium or other taxes; and

(2)      a tax rate of 1.25% for federal taxes.

The amount charged may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from these charges.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first 9 policy years. The charge is deducted proportionally from the cash value in each sub-account and the fixed account.

The maximum surrender charge varies by the issue ages, sexes, and underwriting classifications of the insureds and is calculated based on the initial basic coverage on the policy date.

The following table illustrates the maximum surrender charge per $1,000 of initial basic coverage for policies which are issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis (see "Appendix B:
Illustrations of Cash Values, Cash Surrender

Values, and Death Benefits" for specific examples) based on $1 million specified amount.

                            Maximum Surrender Charges

                               Per $1,000 of Initial
      Average Issue Age            Basic Coverage

            35/35                       $5.42
            45/45                       $8.39
            55/55                      $11.14
            65/65                      $15.58
            75/75                      $22.81

The surrender charge is comprised of two components:
    -    an underwriting component; and
    -    a sales component.

The underwriting component varies by average issue age in the following manner:

                             Underwriting Component
                           Per $1,000 of Initial Basic
    Average Issue Age                Coverage
           0-39                       $4.00
          40-49                       $6.00
          50-59                       $7.00
          60-85                       $8.00

The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

    -   processing applications;

    -   conducting medical exams;

    -   determining insurability and the insureds' underwriting class; and

    -   establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. The purpose of the sales component is to reimburse Nationwide for some of the expenses incurred in the distribution of the policies.

In no event will this component exceed 23.75% of the lesser of the SEC Guideline Level Premium required in the first year or the premiums actually paid in the first year.

The following table illustrates the maximum sales surrender charge per $1,000 of initial basic coverage based on a policy issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis.

                             Maximum Sales Component
                             Per $1,000 of Initial Basic
       Average Issue Age              Coverage
             35/35                      $1.42
             45/45                      $2.39
             55/55                      $4.14
             65/65                      $7.58
             75/75                     $14.81

Nationwide does not expect to profit from the surrender charge. The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are born by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges. Additional premiums and/or income earned on assets in the variable account have no effect on these charges.

The surrender charge does not apply to increases or decreases in specified amount.

Reductions to Surrender Charges

Surrender charges are reduced in subsequent policy years as follows:

                                Surrender Charge
                   as a Percentage of Initial Surrender Charge

    Policy Year
         1                   100%
         2                   100%
         3                    90%
         4                    80%
         5                    70%
         6                    60%
         7                    50%
         8                    40%
         9                    30%
        10+                   0%

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge reflects the anticipated mortality of both insureds and the fact that the death benefit is not payable until the death of the last surviving insured.

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value, as calculated at the beginning of each policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts a monthly administrative expense charge proportionately from the cash value in each sub-account and the fixed account. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge.

Currently, this charge is the sum of the per policy charge and the per $1,000 basic coverage charge as set forth below:

Policy Year(s)           Per Policy Charge
1                        $10.00
2+                       $ 5.00

The per policy charge for years 2+ may be increased at Nationwide's sole discretion, but may not exceed $7.50 per month.

The per $1,000 basic coverage charge is determined for the first three policy years this monthly charge is derived as the sum of the charges for both Insureds via the following table:

                           Per $1,000 of Initial Basic
    Average Issue Age                Coverage

   less than 40                        $0.06
           40-49                       $0.08
           50-59                       $0.10
           60-69                       $0.12
greater than 69                        $0.15

The maximum monthly charge is $250 per $1,000 of Basic Coverage. The per $1,000 of Basic Coverage charge is 0 after the third policy year.

After a change in specified amount, the per $1000 basic coverage charge portion of the monthly administrative expense charge is based on the new basic coverage in effect.

For policies issued in the State of New York, the per policy charge portion is equal to $7.50 per month in all years, both currently and guaranteed. The monthly per $1,000 basic coverage charge portion in New York is $0.04 per $1,000 in the first year only, subject to a minimum of $20 and a maximum of $80 per policy, currently and guaranteed, and $0 thereafter.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that both insureds may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a monthly basis. Mortality and expense risk deductions will be charged proportionally to the cash value in each sub-account. This charge varies depending on the variable account value, as described in the table that follows.

  Variable Account Value     Mortality and Expense Risk
                                       Charge
     less than $25,000                  0.60%
    $25,000 to $249,999                 0.30%
     $250,000 or more                   0.10%

Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

FEDERAL INCOME TAX

No charge is assessed to policy owners for federal income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Nationwide, (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

   -    the number of insureds;

   -    the total premium expected to be paid;

   -    total assets under management for the policy owner;

   -    the nature of the relationship among individual insureds;

   -    the purpose for which the policies are being purchased;

   -    the expected persistency of individual policies; and

   - any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

    1)   the minimum partial surrender is $200;

    2) partial surrenders may not reduce the specified amount below the minimum issue amount ($100,000);

    3) the maximum amount of a partial surrender is the cash surrender value less the greater of $500 or three monthly deductions; and

    4) after the partial surrender, the policy continues to qualify as life insurance.

Nationwide reserves the right to limit the number of partial surrenders in each policy year.

When a partial surrender is made, the cash value is reduced by the amount of the partial surrender. Also, under death benefit Option 1, the specified amount is reduced by the amount of the partial surrender. The basic and supplemental specified amounts are reduced proportionally.

Partial surrenders will be first deducted from the values in the sub-accounts. Partial surrenders will be deducted from the fixed account only to the extent that insufficient values are available in the sub-accounts.

Nationwide reserves the right to deduct a fee for each partial surrender. The fee will not be more than the lesser of $25 or 2% of the amount of the partial surrender. On a current basis, Nationwide does not deduct this fee.

Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation date plus any net premium applied since the previous valuation date, minus any partial surrenders plus or minus any investment results, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While either insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while either insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner dies before both insureds, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while either insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases an insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives both insureds, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Any approved change will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the application for the change. Basic and supplemental coverage will change proportionally.

Nationwide reserves the right to limit the number of specified amount changes to one each policy year.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

    1. satisfactory evidence of insurability must be provided for both insureds;

    2.   the increase must be for a minimum of $10,000; and

    3.   age limits are the same as for a new issue.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any such decrease shall reduce insurance in the following order:

    1.   against insurance provided by the most recent increase;

    2.   against the next most recent increases successively; and

    3.   against insurance provided under the original application.

Nationwide will refuse a request for a decrease which would:

    1.   reduce the specified amount to less than the minimum issue amount;

    2.   disqualify the policy as a contract for life insurance; or

    3. result in both a negative guideline single premium and a guideline level premium that is negative to the extent that the annual sum of guideline level premiums would be negative at some time before maturity.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.


Premiums allocated to a sub-account on the application are allocated to the NSAT Money Market Fund or the W&R Target Funds, Inc. - Money Market Portfolio during the period a policy owner can cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. At the expiration of this period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period. Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) where:

(a)    is:

       (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

       (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the ex-dividend date occurs during the current valuation period).

(b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. Nationwide does not currently assess any charge for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. Nationwide reserves the right to assess a charge for such taxes if Nationwide determines that such taxes will be incurred.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3.0%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer allocations without penalty or adjustment subject to the following conditions:

  - Transfers between the fixed account and the variable account may not be made in the first policy year.

  - Transfers between the fixed account and the variable account may be made once per policy year.

  -  Transfers among sub-accounts may be made once per valuation date.

  - Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the cash value in the fixed account. Policy owners who have entered into Dollar Cost Averaging agreements with Nationwide may transfer under the terms of that agreement.

  - Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of the cash value.

The policy owner's cash value in each sub-account will be determined as of the date Nationwide receives the transfer request in good order.

Transfer Requests

Nationwide will accept transfer requests in writing or in those states that allow, over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market- timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

  - submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

  - submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

  -  10 days after receiving the policy;

  -  45 days after signing the application; or

  -  10 days after Nationwide delivers a Notice of Right to Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value, less any surrender charges. The cash value less surrender charge is determined as of the loan date. Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

The annual effective loan interest rate charged on policy loans is 3.9%.

On a current basis, cash value in the policy loan account is credited with an annual effective rate of 3% during policy years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent policy years. Nationwide may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the rate is guaranteed never to be lower than 3% during policy years 1 through 10 and 3.65% during the 11th and subsequent policy years.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers to be more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges,

Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a premium payment, rather than a loan repayment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While either insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Policy owners may participate in this program if their policy value is at least $15,000. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the following underlying mutual fund options: Fidelity VIP High Income Portfolio; and the NSAT Money Market Fund.

The minimum monthly transfer is $100. Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects premium and the specified amount, which consists of the basic coverage and the supplemental coverage, if any (see "Underwriting and Issuance").

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner chooses one of three death benefit options.

OPTION 1: the death benefit will be the greater of the specified amount or the applicable percentage of cash value (see below). Under OPTION 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance, and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations in Appendix B.

OPTION 2: the death benefit will be the greater of the specified amount plus the cash value, or the applicable percentage of cash value. Under OPTION 2, the amount of the death benefit will vary directly with the investment performance.

OPTION 3:  the death benefit will be the greater of (a) and (b) where:

   (a) is the specified amount plus the returnable accumulated premium (RAP) amount, but not to exceed the maximal accumulated premium (identified at issue); and

   (b) is the applicable percentage of cash value.

The term "applicable percentage" means the percentage shown in the "Applicable Percentage of Cash Value Table." The applicable percentage depends on whether the policy owner elected the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. The following tables illustrate applicable percentages:

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                  TABLE OF APPLICABLE PERCENTAGES OF CASH VALUE

  Attained Age of      Percentage of     Attained Age of   Percentage of Cash   Attained Age of     Percentage of
  Younger Insured        Cash Value      Younger Insured          Value         Younger Insured       Cash Value

       0-40                 250%                60                130%                 80                105%
         41                 243%                61                128%                 81                105%
         42                 236%                62                126%                 82                105%
         43                 229%                63                124%                 83                105%
         44                 222%                64                122%                 84                105%

         45                 215%                65                120%                 85                105%
         46                 209%                66                119%                 86                105%
         47                 203%                67                118%                 87                105%
         48                 197%                68                117%                 88                105%
         49                 191%                69                116%                 89                105%

         50                 185%                70                115%                 90                105%
         51                 178%                71                113%                 91                104%
         52                 171%                72                111%                 92                103%
         53                 164%                73                109%                 93                102%
         54                 157%                74                107%                 94                101%

         55                 150%                75                105%                 95                101%
         56                 146%                76                105%                 96                101%
         57                 142%                77                105%                 97                101%
         58                 138%                78                105%                 98                101%
         59                 134%                79                105%                 99                101%
                                                                                      100                100%

                          CASH VALUE ACCUMULATION TEST

The Cash Value Accumulation Test also requires the death benefit to exceed an applicable percentage of the cash value. These applicable percentages are the net inverses of net single premiums based on an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Internal Revenue Code Section 7702 for the Cash Value Accumulation Test. These premiums vary with the ages, sexes, and risk classifications of the insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male non-tobacco preferred issue age 55 and a female non-tobacco preferred issue age 55.

       Policy          Percentage of          Policy       Percentage of Cash        Policy         Percentage of
        Year             Cash Value            Year               Value               Year            Cash Value
         1                  302%                16                174%                 31                121%
         2                  290%                17                169%                 32                119%
         3                  279%                18                164%                 33                118%
         4                  269%                19                159%                 34                116%
         5                  259%                20                154%                 35                115%
         6                  249%                21                150%                 36                113%
         7                  240%                22                146%                 37                112%
         8                  231%                23                142%                 38                111%
         9                  223%                24                139%                 39                110%
         10                 215%                25                136%                 40                108%
         11                 207%                26                133%                 41                107%
         12                 200%                27                130%                 42                106%
         13                 193%                28                127%                 43                104%
         14                 186%                29                125%                 44                103%
         15                 180%                30                123%                 45                102%

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may change the death benefit option. If the change is from Option 1 to Option 2, the specified amount will be decreased by the amount of the cash value. Basic coverage and supplemental coverage will be decreased proportionally. If the change is from Option 2 to Option 1, the specified amount will be increased by the amount of the cash value. Basic coverage and supplemental coverage will be increased proportionally.

Evidence of insurability is not required for a change from Option 2 to Option 1. Nationwide reserves the right to require evidence of insurability for a change from Option 1 to Option 2.

Nationwide also permits changes from Option 3 to Option 1 or Option 2.

The effective date of the change will be the monthly anniversary date on or next following the date Nationwide approves the request for change. Only one change of option is permitted per policy year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the policy as a life insurance contract.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the death of the last surviving insured will be the death benefit as described above, less any policy indebtedness, and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the lifetimes of both insureds for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the lifetimes of both insureds for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of either insured has been misstated, the affected benefits will be adjusted by the ratio of the last monthly cost of insurance deducted to the monthly cost of insurance that would have been deducted based on the true age and sex of each insured.

SUICIDE

If either insured dies by suicide, while sane or insane, within two years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness, and less any partial surrenders. If either insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

GRACE PERIOD WITHOUT DEATH BENEFIT GUARANTEES

If the surrender value on a monthly anniversary day is not sufficient to cover the current monthly deduction, and no death benefit guarantee is in effect, a grace period will be allowed for the payment of a premium of at least 4 times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period at the last known address stating the amount of premium required to keep the policy from lapsing.

The grace period will end 61 days after the later of the day Nationwide mails the notice or the monthly anniversary date when the surrender value was insufficient. If the required amount is not paid by the end of the grace period, this policy will terminate without value. Nationwide will pay the death proceeds if the death proceeds become payable during the grace period.

LIFETIME GUARANTEED POLICY CONTINUATION

The policy will not lapse if on each monthly anniversary date, (1) is greater than or equal to (2), where:

1. is the sum of all premiums paid to date less any indebtedness and less any previous partial surrenders; and

2. is the sum of the Lifetime Guaranteed Policy Continuation premiums due since the policy date including such premium for the current monthly anniversary date.

The Lifetime Guaranteed Policy Continuation is not permanently lost when premium payments fall below those required to maintain this benefit. Payment of enough premium to make (1) greater than or equal to (2) restores the benefit. Any increase or decrease in specified amount would increase or decrease the minimum guaranteed amount, respectively.

The Lifetime Guaranteed Policy Continuation premium is shown on the policy data page.

LIMITED GUARANTEED POLICY CONTINUATION

During the Limited Guaranteed Policy Continuation period, the policy will not lapse if on each monthly anniversary day (1) is greater than or equal to (2) where:

  (1) is the sum of all premiums paid to date, less any indebtedness and less any previous partial surrenders; and

  (2) is the sum of the Limited Guaranteed Policy Continuation premiums due since the policy date including such premium for the current monthly anniversary date.

The sum of the Limited Policy Continuation Premiums (LPCP) will be calculated monthly.

Two different premium levels are used in the Limited Policy Continuation Guaranteed Period. These premiums are the Initial Policy Continuation Premium (applicable in years 1-3) and the Long-term Policy Continuation Premium (applicable in years 4+). At the beginning of each in the first three policy years, the sum of LPCP will increase 1/12 of the Initial Policy Continuation Premium. At the beginning of each month in the fourth or later policy years, the sum of LPCP will increase by 1/12 of the Long-term Policy Continuation Premium.

Testing will be performed as necessary, i.e. whenever the Cash Surrender Value falls to $0. Unlimited catch-up will be allowed. This means that the guarantee is not lost if on any policy month anniversary (1) is less than (2). The guarantee would not be in effect at that time, but could be reinstated if the policyowner paid sufficient premium so that (1) was greater than equal to (2).

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy lapses. The policy owner may reinstate the policy provided both insureds are alive on the date of reinstatement by:

   1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;
   2) providing evidence of insurability of both insureds satisfactory to Nationwide;
   3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period if the policy terminated in the fourth or later policy year;

   4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

   5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

   1)   The cash value at the end of the grace period; or
   2) The surrender charge for the policy year in which the policy was reinstated.

Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation factors in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Internal Revenue Code states that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Internal Revenue Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are excludable from gross income.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or Nationwide pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise of no Taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2000, an estate of less than $675,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the last surviving insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT.

Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual Taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual Taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no Taxpayer identification number, or an incorrect Taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF POLICY SPLIT OPTION RIDER

The Policy Split Option Rider permits a policy to be split into two other single life insurance contracts upon the occurrence of a divorce of the joint insureds or certain other changes in federal estate tax.

A policy split could have adverse tax consequences. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. Additionally, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before the policy owner exercises rights provided by the Policy Split Option Rider, it is important that a tax adviser be consulted regarding the possible consequences of a policy split.

DESCRIPTION OF CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

The Cash Value Accumulation Test generally requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702(f)(2), does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premium under the policy will vary according to the age, sex and underwriting classification of the insureds.

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is sufficient death benefit in relation to the account value at all times. A table containing the applicable percentage of cash value can be found in the "How the Death Benefit Varies" section.

The Guideline Premium/Cash Value Corridor Test requires that the sum of the premiums paid into the policy does not at any time exceed the guideline premium limitation. Additionally, a minimum corridor of death benefit in relation to account value must be maintained.

Policy owners who elect this test are given the option of electing either an Option 1 or Option 2 death benefit. Please refer to "How the Death Benefit Varies" for a detailed explanation.

The policy owners must make the election of death benefit qualification tests on the application. Once elected, the death benefit qualification test cannot be changed for the duration of the policy. If no option is designated, the Guideline Premium/Cash Value Corridor Test with an Option 1 death benefit will be assumed by Nationwide to have been selected.

Regardless of which test is selected, Nationwide will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under
Section 101 of the Internal Revenue Code.

The policy owner elects either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test in the application. This election is irrevocable.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, and should not take the place of your independent legal, tax and/or financial advisor.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs sought to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the District Court denied, in part, and granted, in part, motions to dismiss the complaint filed by Nationwide and American Century. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy, and breach of contract. The District Court, on December 2, 1998, issued an order denying plaintiffs' motion for class certification and the appeals court declined to review the order denying class certification upon interlocutory appeal. On June 11, 1999, the District Court denied the plaintiffs' motion to amend their complaint and reconsider class certification. In January 2000 Nationwide and American Century settled this lawsuit now limited to the claims of the two named plaintiffs. On February 9, 2000 the court dismissed this lawsuit with prejudice.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.


The general distributors, Waddell & Reed, Inc. and NISC, are not engaged in any litigation of any material nature.


EXPERTS

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

DISTRIBUTION OF THE POLICIES


The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributors, NISC and Waddell & Reed, Inc. NISC was organized as an Oklahoma corporation in 1974. NISC is a wholly owned subsidiary of Nationwide and a member of the NASD. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

NISC acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

    -    Nationwide Multi-Flex Variable Account;
    -    Nationwide VLI Separate Account-2;
    -    Nationwide VLI Separate Account-3;
    -    Nationwide VLI Separate Account-4;
    -    Nationwide VLI Separate Account-5;
    -    Nationwide Variable Account;
    -    Nationwide Variable Account-II;
    -    Nationwide Variable Account-5;
    -    Nationwide Variable Account-6;
    -    Nationwide Variable Account-8;
    -    Nationwide Variable Account-9;
    -    Nationwide Variable Account-10;
    -    Nationwide Variable Account-11;
    -    Nationwide VA Separate Account-A;
    -    Nationwide VA Separate Account-B;
    -    Nationwide VA Separate Account-C;
    -    Nationwide VL Separate Account-A;
    -    Nationwide VL Separate Account-B;
    -    Nationwide VL Separate Account-C;
    -    Nationwide VL Separate Account-D;
    -    NACo Variable Account;
    -    Nationwide DC Variable Account; and the ;
    -    Nationwide DCVA II.


Waddell & Reed, Inc. acts as general distributor for the following investment companies:

WADDELL & REED ADVISORS FUNDS
WADDELL & REED ADVISORS FUNDS, INC.*

    -    Waddell & Reed Advisors Accumulative Fund
    -    Waddell & Reed Advisors Bond Fund
    -    Waddell & Reed Advisors Income Fund
    -    Waddell & Reed Advisors Science and Technology Fund
    -    Waddell & Reed Advisors Asset Strategy Fund, Inc.
    -    Waddell & Reed Advisors Cash Management, Inc.
    -    Waddell & Reed Advisors Continental Income Fund, Inc.
    -    Waddell & Reed Advisors Government Securities Fund, Inc.
    -    Waddell & Reed Advisors High Income Fund, Inc.
    -    Waddell & Reed Advisors High Income Fund II, Inc.
    -    Waddell & Reed Advisors International Growth Fund, Inc.
    -    Waddell & Reed Advisors Municipal Bond Fund, Inc.
    -    Waddell & Reed Advisors Municipal High Income Fund, Inc.
    -    Waddell & Reed Advisors New Concepts Fund, Inc.
    -    Waddell & Reed Advisors Retirement Shares, Inc.
    -    Waddell & Reed Advisors Small Cap Fund, Inc.
    -    Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
    -    Waddell & Reed Advisors Vanguard Fund, Inc.

W&R FUNDS, INC.*

-        Asset Strategy Fund
-        International Growth Fund
-        Large Cap Growth Fund
-        Mid Cap Growth Fund
-        Science and Technology Fund
-        Small Cap Growth Fund
-        Tax-Managed Equity Fund
-        Total Return Fund

W&R TARGET FUNDS, INC.

-        Asset Strategy Portfolio
-        Balanced Portfolio
-        Bond Portfolio
-        Core Equity Portfolio
-        Growth Portfolio
-        High Income Portfolio
-        Income Portfolio
-        International Growth Portfolio
-        Large Cap Growth Portfolio
-        Mid Cap Growth Portfolio
-        Science and Technology Portfolio
-        Small Cap Growth Portfolio
-        Tax-Managed Equity Portfolio
-        Total Return Portfolio
* Indicates series fund.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by the General Distributor will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.


No underwriting commissions have been paid by Nationwide to NISC or Waddell & Reed, Inc.

                   WADDELL &REED, INC. DIRECTORS AND OFFICERS

 ------------------------------------------------------------------------------------------------------------------
                                                                     POSITIONS AND OFFICES
       NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
 ------------------------------------------------------------------------------------------------------------------
 Keith A. Tucker                                                Director, Chairman of the Board
 6300 Lamar Ave.
 Overland Park, KS 66202
 ------------------------------------------------------------------------------------------------------------------
 Robert L. Hechler                                       Director, President, Chief Executive Officer,
 6300 Lamar Ave.                                           Principal Financial Officer and Treasurer
 Overland Park, KS 66202
 ------------------------------------------------------------------------------------------------------------------
 Henry J. Hermann                                                           Director
 6300 Lamar Ave.
 Overland Park, KS 66202
 ------------------------------------------------------------------------------------------------------------------
 Robert J. Williams                                               Executive Vice President and
 6300 Lamar Ave.                                                     National Sales Manager
 Overland Park, KS 66202
 ------------------------------------------------------------------------------------------------------------------
 Thomas W. Butch                                                  Executive Vice President and
 6300 Lamar Ave.                                                    Chief Marketing Officer
 Overland Park, KS 66202
 ------------------------------------------------------------------------------------------------------------------
 Daniel C. Schulte                                            Senior Vice President, Secretary and
 6300 Lamar Ave.                                                      Chief Legal Officer
 Overland Park, KS 66202
 ------------------------------------------------------------------------------------------------------------------


KEITH A. TUCKER - Chairman of the Board of Directors of the registered investment companies for which Waddell & Reed, Inc. serves as principal underwriter; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of Waddell & Reed Investment Management Company (WRIMCO), Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the registered investment companies for which Waddell & Reed, Inc. serves as principal underwriter; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

ROBERT L HECHLER - President and Principal Financial Officer of the registered investment companies for which Waddell & Reed, Inc. serves as principal underwriter; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc., affiliates of Waddell & Reed Financial, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth:
November 12, 1936.

HENRY J. HERRMANN - Executive Vice President of the registered investment companies for which Waddell & Reed, Inc. serves as principal underwriter; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

ROBERT J. WILLIAMS - Senior Vice President of Waddell & Reed Financial, Inc.; Vice President and National Sales Manager of Waddell & Reed Financial Services, Inc.; Executive Vice President and National Sales Manager of Waddell & Reed, Inc.; President and Director of W & R Insurance Agency, Inc. (and eight other state-specific insurance agencies). Date of birth: March 21, 1944.

THOMAS W. BUTCH - Senior Vice President and Chief Marketing Officer of Waddell & Reed Financial, Inc.; Executive Vice President and Chief Marketing Officer of Waddell & Reed, Inc. Date of birth: December 16, 1956.

DANIEL C. SCHULTE - Vice President, Assistant Secretary and General Counsel of the registered investment companies for which Waddell & Reed, Inc. serves as principal underwriter; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and Director of Waddell & Reed Financial Services, Inc. and Waddell & Reed Services Company; Senior Vice President, Secretary and General Counsel of Waddell & Reed, Inc. and WRIMCO; Vice President, Secretary and Director of W & R Insurance Agency, Inc. (and eight other state-specific insurance agencies); Assistant Secretary and General Counsel of Austin, Calvert & Flavin, Inc. Date of birth: December 8, 1965.



        NATIONWIDE INVESTMENT SERVICES CORPORATION DIRECTORS AND OFFICERS
 ------------------------------------------------------------------------------------------------------------------
                                                                     POSITIONS AND OFFICES
       NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
 ------------------------------------------------------------------------------------------------------------------
 Joseph J. Gasper                                              Chairman of the Board and Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 W. G. Jurgensen                                       Chairman and Chief Executive Officer and Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Richard A. Karas                                                  Vice Chairman and Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Duane C. Meek                                                             President
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Philip C. Gath                                                             Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Susan A. Wolken                                                            Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------------------------------
                                                                     POSITIONS AND OFFICES
       NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
 ------------------------------------------------------------------------------------------------------------------
 Robert A. Oakley                                      Executive Vice President - Chief Financial Officer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Robert J. Woodward, Jr.                              Executive Vice President - Chief Investment Officer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Mark R. Thresher                                             Senior Vice President and Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Barbara J. Shane                                             Vice President - Compliance Officer
 Two Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Alan A. Todryk                                                    Vice President - Taxation
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Glenn W. Soden                                              Associate Vice President and Secretary
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 John F. Delaloye                                                     Assistant Secretary
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 E. Gary Berndt                                                       Assistant Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Duane M. Campbell                                                    Assistant Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Terry C. Smetzer                                                     Assistant Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------



ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:

  -  Nationwide VA Separate Account - A
  -  Nationwide VA Separate Account - B
  -  Nationwide VA Separate Account - C
  -  Nationwide VL Separate Account - A
  -  Nationwide VL Separate Account - B
  -  Nationwide VL Separate Account - C
  -  Nationwide VL Separate Account - D

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Life Insurance Company, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

COMPANY MANAGEMENT

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Insurance Company. Nationwide Life and Annuity Insurance Company is a wholly-owned subsidiary of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company.


Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. Jurgensen, Gasper, and Ms. Breit are also trustees of one or more of the registered investment companies distributed by NISC, a registered broker-dealer affiliated with the Nationwide group of companies.




DIRECTORS OF NATIONWIDE
----------------------------------------------------------------------------------------------------------------------
 DIRECTORS OF THE DEPOSITOR NAME AND     POSITIONS AND OFFICES                   PRINCIPAL OCCUPATION
      PRINCIPAL BUSINESS ADDRESS             WITH DEPOSITOR
----------------------------------------------------------------------------------------------------------------------
Lewis J. Alphin                                Director           Farm Owner and Operator, Bell Farms (1)
519 Bethel Church Road
Mount Olive, NC 28365-6107
----------------------------------------------------------------------------------------------------------------------
A. I. Bell                                     Director           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701
----------------------------------------------------------------------------------------------------------------------
Nancy C. Breit                                 Director           Co-owner, Thomas Farms (2)
1767D Westwood Avenue
Alliance, OH 44601
----------------------------------------------------------------------------------------------------------------------
Yvonne M. Curl                                 Director           Senior Vice President and General Manager, Public
Xerox Corporation                                                 Sector Worldwide/Document Solutions Group
Suite 200                                                         Operations, Xerox Corporation (2)
1401 H Street NW
Washington, DC 20007
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 DIRECTORS OF THE DEPOSITOR NAME AND     POSITIONS AND OFFICES                   PRINCIPAL OCCUPATION
      PRINCIPAL BUSINESS ADDRESS             WITH DEPOSITOR
----------------------------------------------------------------------------------------------------------------------
Kenneth D. Davis                               Director           Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, OH 45135
----------------------------------------------------------------------------------------------------------------------
Keith W. Eckel                                 Director           Partner, Fred W. Eckel Sons; President, Eckel
1647 Falls Road                                                   Farms, Inc. (1)
Clarks Summit, PA 18411
----------------------------------------------------------------------------------------------------------------------
Willard J. Engel                               Director           Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                          Oil Company (1)
Marshall, MN 56258
----------------------------------------------------------------------------------------------------------------------
Fred C. Finney                                 Director           Owner and Operator, Moreland Fruit Farm; Operator,
1558 West Moreland Road                                           Melrose Orchard (1)
Wooster, OH 44691
----------------------------------------------------------------------------------------------------------------------
Joseph J. Gasper                      President and Chief         President and Chief Operating Officer, Nationwide
One Nationwide Plaza                  Operating Officer and       Life Insurance Company and Nationwide Life and
Columbus, OH 43215                    Director                    Annuity Insurance Company (2)
----------------------------------------------------------------------------------------------------------------------
W. G. Jurgensen                        Chief Executive Officer    Chief Executive Officer
One Nationwide Plaza                         and Director
Columbus, OH 43215
----------------------------------------------------------------------------------------------------------------------
Dimon R. McFerson                     Chairman and Director       Chairman (2)
One Nationwide Plaza
Columbus, OH 43215
----------------------------------------------------------------------------------------------------------------------
David O. Miller                       Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                     Director                    Enterprises (1)
Hebron, OH 43025
----------------------------------------------------------------------------------------------------------------------
Ralph M. Paige                                 Director           Executive Director Federation of Southern
Federation of Southern                                            Cooperatives/Land Assistance Fund
Cooperatives/Land Assistance Fund
2769 Church Street
East Point, GA 30344
----------------------------------------------------------------------------------------------------------------------
James F. Patterson                             Director           Vice President, Pattersons, Inc.; President,
8765 Mulberry Road                                                Patterson Farms, Inc. (1)
Chesterland, OH 44026
----------------------------------------------------------------------------------------------------------------------
Arden L. Shisler                               Director           President and Chief Executive Officer, K&B
1356 North Wenger Road                                            Transport, Inc. (1)
Dalton, OH 44618
----------------------------------------------------------------------------------------------------------------------
Robert L. Stewart                              Director           Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986
----------------------------------------------------------------------------------------------------------------------

    (1)  Principal occupation for last 5 years.
    (2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Messrs. Jurgensen and Gasper are directors of NISC, a registered broker-dealer.

Messrs. Jurgensen, Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Mr. Jurgensen and Ms. Breit are trustees of Nationwide Mutual Funds, a registered investment company. Messrs. Jurgensen and Gasper are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. Jurgensen is trustee of Financial Horizons Investment Trust and Nationwide Mutual Funds, registered investment companies.


EXECUTIVE OFFICERS OF NATIONWIDE


-------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR                                             OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
-------------------------------------------------------------------------------------------------------------------
Richard D. Headley                                Executive Vice President - Chief  Information Technology Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Michael S. Helfer                                 Executive Vice President - Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Donna A. James                                    Executive Vice President - Chief Administrative Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert A. Oakley                                  Executive Vice President - Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert J. Woodward, Jr.                           Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Charles A. Bryan                                  Senior Vice President - Chief Actuary - Property and Casualty
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David A. Diamond                                  Senior Vice President - Corporate Controller
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Thomas L. Crumrine                                Senior Vice President
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Philip C. Gath                                    Senior Vice President - Chief Actuary - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Patricia R. Hatler                                Senior Vice President, General Counsel and Secretary
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David K. Hollingsworth                            Senior Vice President - Business Development and Sponsor
One Nationwide Plaza                              Relations
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David R. Jahn                                     Senior Vice President - Project Management
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard A. Karas                                  Senior Vice President - Sales - Financial Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR                                             OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
-------------------------------------------------------------------------------------------------------------------
Gregory S. Lashutka                               Senior Vice President - Corporate Relations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Edwin P. McCausland, Jr.                          Senior Vice President - Fixed Income Securities
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Mark D. Phelan                                    Senior Vice President - Chief Technology Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Douglas C. Robinette                              Senior Vice President - Claims and Financial Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Mark R. Thresher                                  Senior Vice President - Finance - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard M. Waggoner                               Senior Vice President - Operations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Susan A. Wolken                                   Senior Vice President - Product Management and Nationwide
One Nationwide Plaza                              Financial Marketing
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------


W. G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. His final post was Executive Vice President-Corporate Banking.

DIMON R. MCFERSON has been a Director since April 1988 and Chairman since April 1996. He was Chief Executive Officer from April 1996 to 2000. He was elected Chief Executive Officer in December 1992, and President and Chief Executive Officer in December 1993. He was President and General Manager of Nationwide Mutual Insurance Company from April 1988 to April 1991; President and Chief Operating Officer of Nationwide Mutual Insurance Company from April 1991 to December 1992; and President and Chief Executive Officer of Nationwide Mutual Insurance Company from December 1992 to April 1996. Mr. McFerson has been with Nationwide for 20 years.


JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 33 years.


LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community College in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.


NANCY C. BREIT has been a Director of Nationwide since 1986. Mrs. Thomas is a board member of Farm Credit Services' 4th District and serves on the advisory board of Walsh University in North Canton, OH. She is a past president and former director of the Ohio Agricultural Marketing Association and served on the boards of the Ohio Farm Bureau Federation and Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark, and as the Midwest regional representative on the American Farm Bureau women's committee.


CHARLES A. BRYAN has been a Senior Vice President - Chief Actuary - Property and Casualty since 1998. Prior to joining Nationwide, Mr. Bryan was president, Chief Operating Officer of Direct Response Corporation from 1996 to 1998. Prior to that time, Mr. Bryan was a partner with Ernst & Young.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 2 years.


YVONNE M. CURL has been a Director of Nationwide since April, 1998. Ms. Montgomery is senior vice president/general manager - Public Sector Worldwide/Document Solutions Group for Xerox Corporation. A resident of Washington, DC, Ms. Montgomery is in charge of providing an integrated, industry-focused portfolio of document solutions and services to the public sector worldwide. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president-field operations and executive assistant to the chairman and CEO.


KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

DAVID A. DIAMOND has been Senior Vice President - Corporate Controller since August 1999. He was Vice President-Controller from August 1996 to August 1999. Previously, he was Vice President - Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 11 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 31 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.


MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's chairman and chief executive officer from 1995 to 1998.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Business Development and Sponsor Relations since July 2000. Previously, he was Senior Vice President - Multi Channel and Sponsor Relations from August 1999 to July 2000. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, has held numerous positions within the Nationwide group of companies. Mr. Hollingsworth has been with Nationwide for 25 years.

DAVID R. JAHN has been Senior Vice President - Project Management since July 2000. Previously, he was Senior Vice President - Commercial Insurance from March 1998 to July 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within the Nationwide group of companies. Mr. Jahn has been with Nationwide for 28 years.

DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer from May 1999 to July 2000. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President
- Assistant to the CEO for Nationwide. Previously Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 18 years.

RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation. Mr. Headley has been with Nationwide for 2 years.


RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 35 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 24 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.


MARK D. PHELAN has been Senior Vice President - Chief Technology Officer since July 2000. Previously, he was Senior Vice President - Technology Services from 1998 to 2000. His previous management experience includes five years (1977-1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as director of AT&T's Consumer Communications Services Group and he was subsequently promoted to sales vice president for the Eastern Region of the Business Communications Services Division. In 1992, he became executive vice president-sales and marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims and Financial Services since 1999. Previously, he was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with the Nationwide group for 13 years.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 23 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 25 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 35 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

     VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS

     Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     VIP GROWTH PORTFOLIO: SERVICE CLASS

     Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

     VIP HIGH INCOME PORTFOLIO: SERVICE CLASS

     Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

       - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

       - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

     Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C-by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of

     Lower-Rated Debt Securities" section of the Portfolio's prospectus.

     VIP OVERSEAS PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

NATIONWIDE SEPARATE ACCOUNT TRUST
Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. Effective September 1, 1999, the investment advisory services previously performed by Nationwide Advisory Services ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. The portfolio managers and subadvisers for each of the Funds continue to manage the Funds after the transfer to VMF.

     CAPITAL APPRECIATION FUND
     Investment Objective: Long-term capital appreciation.

     MONEY MARKET FUND
     Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and maintenance of liquidity.

     TOTAL RETURN FUND
     Investment Objective: To obtain a reasonable, long-term total return on invested capital.

     SUB-ADVISED NATIONWIDE FUNDS

       DREYFUS NSAT MID CAP INDEX FUND (FORMERLY NATIONWIDE MID CAP INDEX FUND NATIONWIDE SELECT ADVISERS MID CAP FUND)
       Subadviser: The Dreyfus Corporation
       Investment Objective: Capital appreciation. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the Fund generally is fully invested in all 400 stocks included in this index in proportion to their weighting in the index, and in futures whose performance is tied to the index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

       NATIONWIDE SMALL CAP VALUE FUND
       Subadviser:  The Dreyfus Corporation
       Investment Objective: The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index.

       NATIONWIDE SMALL COMPANY FUND
       Subadvisers: The Dreyfus Corporation, Neuberger Berman, L.P., Lazard Asset Management and Strong Capital Management, Inc.
       Investment Objective: Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index.

       Strong NSAT Mid Cap GROWTH FUND
       Subadviser: Strong Capital Management Inc.
       Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

ONE GROUP(R) INVESTMENT TRUST
One Group Investment Trust is a diversified, open-end management investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 7, 1993. One

Group Investment Trust offers shares in the separate mutual funds (the "Funds") shown below, each with its own investment objective. The shares of the Funds are sold to life insurance companies to fund variable annuity contracts and variable life insurance policies. The assets of One Group Investment Trust are managed by Banc One Investment Advisors Corporation.

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (FORMERLY ASSET ALLOCATION
     FUND)
     Investment Objective: The Portfolio seeks to provide total return while preserving capital.

     ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
     Investment Objective: The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
     Investment Objective: The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
     Investment Objective: The Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

     ONE GROUP INVESTMENT TRUST  EQUITY INDEX PORTFOLIO
     Investment Objective: The Portfolio seeks investment results that correspond to the aggregated price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index* ("S&P 500").

     *"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

     ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
     Investment Objective: The Portfolio seeks a high level of current income with liquidity and safety of principal.

     ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (FORMERLY LARGE COMPANY GROWTH FUND)
     Investment Objective: The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

     ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (FORMERLY GROWTH OPPORTUNITIES FUND)
     Investment Objective: The Portfolio seeks growth of capital and, secondarily, current income, by investing primarily in equity securities. Issuers will include medium sized companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which are positioned in emerging growth industries.

     ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
     Investment Objective: The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.


W&R TARGET FUNDS, INC.
The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment advisor.

     ASSET STRATEGY PORTFOLIO
     Investment Objective: The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad.

     BALANCED PORTFOLIO
     Investment Objective: The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.

     BOND PORTFOLIO
     Investment Objective: The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

     CORE EQUITY PORTFOLIO
     Investment Objective: The Core Equity Portfolio seeks capital growth and income. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.

     GROWTH PORTFOLIO
     Investment Objective: The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, of U.S. and foreign companies.

     HIGH INCOME PORTFOLIO
     Investment Objective: The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.

     INTERNATIONAL PORTFOLIO
     Investment Objective: The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

     LIMITED-TERM BOND PORTFOLIO
     Investment Objective: The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

     MONEY MARKET PORTFOLIO
     Investment Objective: The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve it goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.

     SCIENCE AND TECHNOLOGY PORTFOLIO
     Investment Objective: The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goals by concentrating its investments primarily science and technology equity securities of U.S. and foreign companies.

     SMALL CAP PORTFOLIO
     Investment Objective: The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
AND DEATH BENEFITS FOR ONE GROUP SURVIVORSHIP LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the polices change with investment performance. The illustrations demonstrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values,, cash surrender values and death benefits may be different.

For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is not policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the variable account sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.84%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all mutual fund options available under the policy as of May 1, 2000. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 0.93%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.84%, 5.16% and 11.16%, respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated. Death benefit Option 1 has been assumed in all the illustrations.

The illustrations reflect that Nationwide deducts a sales load as well as charges for state premium and federal taxes, from each premium payment. The illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. The illustrations also reflect that Nationwide deducts a monthly charge to assume mortality and expense risks. This mortality and expense risk charge is assessed at the beginning of each policy month and is calculated as a percentage of the assets of the variable account only.

Policy charges on policies issued for delivery in the State of New York will vary (see "Deductions and Charges") and thereby affect the illustrations.

The cash surrender values shown in the illustrations reflect that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in the first nine years.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insureds' age, sex, smoking classification, rating classification and premium payment requested.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                             OPTION 1 CURRENT VALUES


                                    0% HYPOTHETICAL                     6% HYPOTHETICAL                     12% HYPOTHETICAL
                                GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                                -----------------------             -----------------------             -----------------------

              PREMIUMS
             PAID PLUS                    CASH                               CASH                                 CASH
   POLICY     INTEREST        CASH        SURR   DEATH           CASH        SURR     DEATH           CASH        SURR      DEATH
     YEAR        AT 5%       VALUE       VALUE  BENEFIT          VALUE       VALUE   BENEFIT          VALUE       VALUE    BENEFIT
     ----        -----       -----       -----  -------          -----       -----   -------          -----       -----    -------
        1       12,758       8,467          0   1,000,000         9,057           0   1,000,000         9,647           0  1,000,000
        2       26,153      16,756       6,870  1,000,000        18,460       8,574   1,000,000        20,237      10,351  1,000,000
        3       40,218      24,789      15,892  1,000,000        28,152      19,255   1,000,000        31,800      22,903  1,000,000
        4       54,986      35,307      27,398  1,000,000        40,969      33,061   1,000,000        47,346      39,438  1,000,000
        5       70,493      45,505      38,585  1,000,000        54,198      47,278   1,000,000        64,355      57,435  1,000,000
        6       86,775      55,348      49,417  1,000,000        67,819      61,887   1,000,000        82,947      77,015  1,000,000
        7      103,872      64,788      59,845  1,000,000        81,801      76,859   1,000,000       103,244      98,301  1,000,000
        8      121,823      73,759      69,805  1,000,000        96,097      92,143   1,000,000       125,371     121,417  1,000,000
        9      140,671      82,180      79,214  1,000,000       110,639     107,673   1,000,000       149,453     146,488  1,000,000
       10      160,462      89,957      89,957  1,000,000       125,349     125,349   1,000,000       175,627     175,627  1,000,000
       11      181,243      97,738      97,738  1,000,000       140,886     140,886   1,000,000       204,780     204,780  1,000,000
       12      203,063     105,402     105,402  1,000,000       157,167     157,167   1,000,000       237,109     237,109  1,000,000
       13      225,973     112,950     112,950  1,000,000       174,230     174,230   1,000,000       272,989     272,989  1,000,000
       14      250,030     120,382     120,382  1,000,000       192,116     192,116   1,000,000       312,874     312,874  1,000,000
       15      275,289     127,700     127,700  1,000,000       210,868     210,868   1,000,000       357,224     357,224  1,000,000
       16      301,810     134,903     134,903  1,000,000       230,533     230,533   1,000,000       406,546     406,546  1,000,000
       17      329,658     141,994     141,994  1,000,000       251,159     251,159   1,000,000       461,409     461,409  1,000,000
       18      358,899     148,972     148,972  1,000,000       272,833     272,833   1,000,000       522,449     522,449  1,000,000
       19      389,601     155,838     155,838  1,000,000       295,620     295,620   1,000,000       590,371     590,371  1,000,000
       20      421,839     162,593     162,593  1,000,000       319,583     319,583   1,000,000       665,965     665,965  1,000,000
       21      455,688     169,298     169,298  1,000,000       344,849     344,849   1,000,000       750,176     750,176  1,000,000
       22      491,230     175,475     175,475  1,000,000       371,094     371,094   1,000,000       843,819     843,819  1,000,000
       23      528,549     180,735     180,735  1,000,000       398,095     398,095   1,000,000       948,035     948,035  1,000,000
       24      567,734     184,897     184,897  1,000,000       425,805     425,805   1,000,000     1,063,892   1,063,892  1,117,087
       25      608,878     187,749     187,749  1,000,000       454,178     454,178   1,000,000     1,192,306   1,192,306  1,251,922
       26      652,080     189,041     189,041  1,000,000       483,168     483,168   1,000,000     1,334,603   1,334,603  1,401,333
       27      697,441     188,488     188,488  1,000,000       512,743     512,743   1,000,000     1,492,240   1,492,240  1,566,852
       28      745,071     185,758     185,758  1,000,000       542,882     542,882   1,000,000     1,666,816   1,666,816  1,750,156
       29      795,082     180,459     180,459  1,000,000       573,585     573,585   1,000,000     1,860,079   1,860,079  1,953,083
       30      847,594     172,113     172,113  1,000,000       604,872     604,872   1,000,000     2,073,940   2,073,940  2,177,637


ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                             OPTION 2 CURRENT VALUES

                                0% HYPOTHETICAL                       6% HYPOTHETICAL                         12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                 GROSS INVESTMENT RETURN
                             -----------------------              -----------------------                 -----------------------

           PREMIUMS
          PAID PLUS                    CASH                                 CASH                                   CASH
POLICY     INTEREST        CASH        SURR        DEATH        CASH        SURR        DEATH         CASH         SURR        DEATH
  YEAR        AT 5%       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  ----        -----       -----       -----      -------       -----       -----      -------        -----        -----      -------
     1       14,700      10,199           0    1,010,199      10,893         568    1,010,893       11,587        1,262    1,011,587
     2       30,135      20,193       9,868    1,020,193      22,211      11,886    1,022,211       24,315       13,990    1,024,315
     3       46,342      29,916      20,624    1,029,916      33,916      24,623    1,033,916       38,251       28,959    1,038,251
     4       63,359      42,096      33,836    1,042,096      48,831      40,571    1,048,831       56,413       48,153    1,056,413
     5       81,227      53,922      46,695    1,053,922      64,240      57,012    1,064,240       76,295       69,067    1,076,295
     6       99,988      65,353      59,158    1,065,353      80,118      73,923    1,080,118       98,032       91,837    1,098,032
     7      119,688      76,331      71,169    1,076,331      96,425      91,263    1,096,425      121,759      116,596    1,121,759
     8      140,372      86,782      82,652    1,086,782     113,099     108,969    1,113,099      147,603      143,473    1,147,603
     9      162,090      96,608      93,510    1,096,608     130,051     126,953    1,130,051      175,683      172,586    1,175,683
    10      184,895     105,699     105,699    1,105,699     147,174     147,174    1,147,174      206,115      206,115    1,206,115
    11      208,840     114,770     114,770    1,114,770     165,207     165,207    1,165,207      239,908      239,908    1,239,908
    12      233,982     123,681     123,681    1,123,681     184,047     184,047    1,184,047      277,297      277,297    1,277,297
    13      260,381     132,432     132,432    1,132,432     203,730     203,730    1,203,730      318,720      318,720    1,318,720
    14      288,100     141,024     141,024    1,141,024     224,298     224,298    1,224,298      364,617      364,617    1,364,617
    15      317,205     149,458     149,458    1,149,458     245,789     245,789    1,245,789      415,478      415,478    1,415,478
    16      347,765     157,734     157,734    1,157,734     268,275     268,275    1,268,275      471,844      471,844    1,471,844
    17      379,853     165,852     165,852    1,165,852     291,823     291,823    1,291,823      534,318      534,318    1,534,318
    18      413,546     173,814     173,814    1,173,814     316,483     316,483    1,316,483      603,567      603,567    1,603,567
    19      448,923     181,619     181,619    1,181,619     342,311     342,311    1,342,311      680,334      680,334    1,680,334
    20      486,070     189,269     189,269    1,189,269     369,364     369,364    1,369,364      765,438      765,438    1,765,438
    21      525,073     196,823     196,823    1,196,823     397,762     397,762    1,397,762      859,857      859,857    1,859,857
    22      566,027     203,713     203,713    1,203,713     426,987     426,987    1,426,987      964,006      964,006    1,964,006
    23      609,028     209,459     209,459    1,209,459     456,575     456,575    1,456,575    1,078,430    1,078,430    2,078,430
    24      654,179     213,829     213,829    1,213,829     486,291     486,291    1,486,291    1,203,994    1,203,994    2,203,994
    25      701,588     216,557     216,557    1,216,557     515,851     515,851    1,515,851    1,341,620    1,341,620    2,341,620
    26      751,368     217,335     217,335    1,217,335     544,911     544,911    1,544,911    1,492,282    1,492,282    2,492,282
    27      803,636     215,826     215,826    1,215,826     573,072     573,072    1,573,072    1,657,024    1,657,024    2,657,024
    28      858,518     211,650     211,650    1,211,650     599,874     599,874    1,599,874    1,836,959    1,836,959    2,836,959
    29      916,144     204,385     204,385    1,204,385     624,777     624,777    1,624,777    2,033,268    2,033,268    3,033,268
    30      976,651     193,548     193,548    1,193,548     647,154     647,154    1,647,154    2,247,195    2,247,195    3,247,195

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                           OPTION 1 GUARANTEED VALUES


                                       0% HYPOTHETICAL               6% HYPOTHETICAL                    12% HYPOTHETICAL
                                GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                                -----------------------           -----------------------            -----------------------

              PREMIUMS
             PAID PLUS                     CASH                               CASH                                CASH
   POLICY     INTEREST         CASH        SURR      DEATH        CASH        SURR      DEATH        CASH         SURR       DEATH
     YEAR        AT 5%        VALUE       VALUE    BENEFIT       VALUE       VALUE    BENEFIT       VALUE        VALUE     BENEFIT
     ----        -----        -----       -----    -------       -----       -----    -------       -----        -----     -------
        1       12,758        7,872           0  1,000,000       8,442           0    1,000,000       9,014            0   1,000,000
        2       26,153       15,573       5,687  1,000,000      17,202       7,317    1,000,000      18,904        9,018   1,000,000
        3       40,218       23,024      14,127  1,000,000      26,218      17,321    1,000,000      29,688       20,791   1,000,000
        4       54,986       33,561      25,652  1,000,000      38,941      31,033    1,000,000      45,007       37,098   1,000,000
        5       70,493       43,778      36,858  1,000,000      52,071      45,151    1,000,000      61,763       54,843   1,000,000
        6       86,775       53,638      47,707  1,000,000      65,588      59,656    1,000,000      80,073       74,142   1,000,000
        7      103,872       63,095      58,152  1,000,000      79,460      74,517    1,000,000     100,058       95,115   1,000,000
        8      121,823       72,082      68,128  1,000,000      93,639      89,685    1,000,000     121,837      117,883   1,000,000
        9      140,671       80,518      77,553  1,000,000     108,057     105,092    1,000,000     145,531      142,565   1,000,000
       10      160,462       88,310      88,310  1,000,000     122,635     122,635    1,000,000     171,272      171,272   1,000,000
       11      181,243       95,355      95,355  1,000,000     137,285     137,285    1,000,000     199,207      199,207   1,000,000
       12      203,063      101,547     101,547  1,000,000     151,910     151,910    1,000,000     229,512      229,512   1,000,000
       13      225,973      106,771     106,771  1,000,000     166,410     166,410    1,000,000     262,398      262,398   1,000,000
       14      250,030      110,898     110,898  1,000,000     180,669     180,669    1,000,000     298,167      298,167   1,000,000
       15      275,289      113,751     113,751  1,000,000     194,531     194,531    1,000,000     337,096      337,096   1,000,000
       16      301,810      115,097     115,097  1,000,000     207,781     207,781    1,000,000     379,487      379,487   1,000,000
       17      329,658      114,614     114,614  1,000,000     220,132     220,132    1,000,000     425,676      425,676   1,000,000
       18      358,899      111,875     111,875  1,000,000     231,200     231,200    1,000,000     476,054      476,054   1,000,000
       19      389,601      106,358     106,358  1,000,000     240,517     240,517    1,000,000     531,123      531,123   1,000,000
       20      421,839       97,464      97,464  1,000,000     247,555     247,555    1,000,000     591,574      591,574   1,000,000
       21      455,688       84,582      84,582  1,000,000     251,792     251,792    1,000,000     658,420      658,420   1,000,000
       22      491,230       66,900      66,900  1,000,000     252,504     252,504    1,000,000     732,903      732,903   1,000,000
       23      528,549       43,549      43,549  1,000,000     248,916     248,916    1,000,000     816,770      816,770   1,000,000
       24      567,734       13,447      13,447  1,000,000     240,067     240,067    1,000,000     912,351      912,351   1,000,000
       25      608,878  (*)          (*)         (*)           224,671     224,671    1,000,000   1,021,630    1,021,630   1,072,711
       26      652,080  (*)          (*)         (*)           200,953     200,953    1,000,000   1,142,434    1,142,434   1,199,556
       27      697,441  (*)          (*)         (*)           166,453     166,453    1,000,000   1,275,473    1,275,473   1,339,247
       28      745,071  (*)          (*)         (*)           117,750     117,750    1,000,000   1,421,796    1,421,796   1,492,886
       29      795,082  (*)          (*)         (*)            50,214      50,214    1,000,000   1,582,499    1,582,499   1,661,624
       30      847,594  (*)          (*)         (*)        (*)         (*)         (*)           1,758,731    1,758,731   1,846,668


ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                           OPTION 2 GUARANTEED VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
                              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                              -----------------------             -----------------------            -----------------------
           PREMIUMS
          PAID PLUS                    CASH                               CASH                                  CASH
POLICY     INTEREST        CASH        SURR       DEATH       CASH        SURR        DEATH        CASH         SURR        DEATH
  YEAR        AT 5%       VALUE       VALUE     BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE      BENEFIT
  ----        -----       -----       -----     -------      -----       -----      -------       -----        -----      -------

     1       14,700       9,604           0   1,009,604     10,278           0    1,010,278      10,954          629    1,010,954
     2       30,135      19,010       8,685   1,019,010     20,954      10,629    1,020,954      22,982       12,657    1,022,982
     3       46,342      28,150      18,858   1,028,150     31,983      22,690    1,031,983      36,140       26,848    1,036,140
     4       63,359      40,350      32,090   1,040,350     46,805      38,545    1,046,805      54,075       45,815    1,054,075
     5       81,227      52,196      44,968   1,052,196     62,116      54,889    1,062,116      73,706       66,479    1,073,706
     6       99,988      63,646      57,451   1,063,646     77,892      71,697    1,077,892      95,165       88,970    1,095,165
     7      119,688      74,644      69,481   1,074,644     94,093      88,931    1,094,093     118,585      113,422    1,118,585
     8      140,372      85,113      80,983   1,085,113    110,655     106,525    1,110,655     144,089      139,959    1,144,089
     9      162,090      94,958      91,861   1,094,958    127,489     124,392    1,127,489     171,792      168,694    1,171,792
    10      184,895     104,069     104,069   1,104,069    144,489     144,489    1,144,489     201,806      201,806    1,201,806
    11      208,840     112,323     112,323   1,112,323    161,528     161,528    1,161,528     234,241      234,241    1,234,241
    12      233,982     119,594     119,594   1,119,594    178,466     178,466    1,178,466     269,225      269,225    1,269,225
    13      260,381     125,744     125,744   1,125,744    195,146     195,146    1,195,146     306,938      306,938    1,306,938
    14      288,100     130,622     130,622   1,130,622    211,385     211,385    1,211,385     347,501      347,501    1,347,501
    15      317,205     134,027     134,027   1,134,027    226,941     226,941    1,226,941     390,999      390,999    1,390,999
    16      347,765     135,696     135,696   1,135,696    241,491     241,491    1,241,491     437,454      437,454    1,437,454
    17      379,853     135,277     135,277   1,135,277    254,615     254,615    1,254,615     486,796      486,796    1,486,796
    18      413,546     132,315     132,315   1,132,315    265,764     265,764    1,265,764     538,833      538,833    1,538,833
    19      448,923     126,275     126,275   1,126,275    274,258     274,258    1,274,258     593,257      593,257    1,593,257
    20      486,070     116,585     116,585   1,116,585    279,336     279,336    1,279,336     649,686      649,686    1,649,686
    21      525,073     102,719     102,719   1,102,719    280,241     280,241    1,280,241     707,733      707,733    1,707,733
    22      566,027      84,039      84,039   1,084,039    276,057     276,057    1,276,057     766,849      766,849    1,766,849
    23      609,028      59,971      59,971   1,059,971    265,877     265,877    1,265,877     826,479      826,479    1,826,479
    24      654,179      29,886      29,886   1,029,886    248,692     248,692    1,248,692     885,947      885,947    1,885,947
    25      701,588  (*)         (*)         (*)           223,291     223,291    1,223,291     944,335      944,335    1,944,335
    26      751,368  (*)         (*)         (*)           188,192     188,192    1,188,192   1,000,379    1,000,379    2,000,379
    27      803,636  (*)         (*)         (*)           141,576     141,576    1,141,576   1,052,423    1,052,423    2,052,423
    28      858,518  (*)         (*)         (*)            81,280      81,280    1,081,280   1,098,365    1,098,365    2,098,365
    29      916,144  (*)         (*)         (*)             4,975       4,975    1,004,975   1,135,809    1,135,809    2,135,809
    30      976,651  (*)         (*)         (*)         (*)        (*)         (*)           1,162,173    1,162,173    2,162,173

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
AND DEATH BENEFITS FOR WADDELL & REED ADVISORS SURVIVORSHIP LIFE INSURANCE POLICIES



The illustrations in this prospectus have been prepared to help show how values under the polices change with investment performance. The illustrations demonstrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different.


For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is not policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the variable account sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.98%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all mutual fund options available under the policy as of December 31, 1999.

Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.98%, 5.02% and 11.02%, respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated. Death benefit Option 1 has been assumed in all the illustrations.

The illustrations reflect that Nationwide deducts a sales load as well as charges for state premium and federal taxes, from each premium payment. The illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. The illustrations also reflect that Nationwide deducts a monthly charge to assume mortality and expense risks. This mortality and expense risk charge is assessed at the beginning of each policy month and is calculated as a percentage of the assets of the variable account only.

Policy charges on policies issued for delivery in the State of New York will vary (see "Deductions and Charges") and thereby affect the illustrations.

The cash surrender values shown in the illustrations reflect that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in the first nine years.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insureds' age, sex, smoking classification, rating classification and premium payment requested.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                             OPTION 1 CURRENT VALUES

                                0% HYPOTHETICAL                        6% HYPOTHETICAL                    12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                             -----------------------                -----------------------           -----------------------

            PREMIUMS
           PAID PLUS                  CASH                                CASH                                    CASH
POLICY      INTEREST       CASH       SURR        DEATH        CASH       SURR        DEATH          CASH         SURR        DEATH
  YEAR         AT 5%      VALUE      VALUE      BENEFIT       VALUE      VALUE      BENEFIT         VALUE        VALUE      BENEFIT
  ----         -----      -----      -----      -------       -----      -----      -------         -----        -----      -------

     1        12,758      8,454          0    1,000,000       9,042          0    1,000,000         9,632            0    1,000,000
     2        26,153     16,717      6,832    1,000,000      18,417      8,532    1,000,000        20,190       10,304    1,000,000
     3        40,218     24,715     15,818    1,000,000      28,066     19,169    1,000,000        31,702       22,805    1,000,000
     4        54,986     35,184     27,276    1,000,000      40,822     32,914    1,000,000        47,172       39,263    1,000,000
     5        70,493     45,320     38,400    1,000,000      53,968     47,048    1,000,000        64,072       57,153    1,000,000
     6        86,775     55,088     49,156    1,000,000      67,484     61,552    1,000,000        82,518       76,586    1,000,000
     7       103,872     64,439     59,497    1,000,000      81,336     76,393    1,000,000       102,625       97,682    1,000,000
     8       121,823     73,311     69,357    1,000,000      95,475     91,520    1,000,000       124,511      120,556    1,000,000
     9       140,671     81,621     78,655    1,000,000     109,831    106,865    1,000,000       148,291      145,325    1,000,000
    10       160,462     89,278     89,278    1,000,000     124,325    124,325    1,000,000       174,093      174,093    1,000,000
    11       181,243     96,928     96,928    1,000,000     139,615    139,615    1,000,000       202,793      202,793    1,000,000
    12       203,063    104,452    104,452    1,000,000     155,612    155,612    1,000,000       234,574      234,574    1,000,000
    13       225,973    111,850    111,850    1,000,000     172,354    172,354    1,000,000       269,791      269,791    1,000,000
    14       250,030    119,124    119,124    1,000,000     189,878    189,878    1,000,000       308,884      308,884    1,000,000
    15       275,289    126,274    126,274    1,000,000     208,225    208,225    1,000,000       352,291      352,291    1,000,000
    16       301,810    133,302    133,302    1,000,000     227,436    227,436    1,000,000       400,497      400,497    1,000,000
    17       329,658    140,209    140,209    1,000,000     247,557    247,557    1,000,000       454,043      454,043    1,000,000
    18       358,899    146,995    146,995    1,000,000     268,661    268,661    1,000,000       513,532      513,532    1,000,000
    19       389,601    153,661    153,661    1,000,000     290,818    290,818    1,000,000       579,636      579,636    1,000,000
    20       421,839    160,209    160,209    1,000,000     314,084    314,084    1,000,000       653,104      653,104    1,000,000
    21       455,688    166,698    166,698    1,000,000     338,582    338,582    1,000,000       734,832      734,832    1,000,000
    22       491,230    172,651    172,651    1,000,000     363,977    363,977    1,000,000       825,576      825,576    1,000,000
    23       528,549    177,679    177,679    1,000,000     390,037    390,037    1,000,000       926,397      926,397    1,000,000
    24       567,734    181,600    181,600    1,000,000     416,705    416,705    1,000,000     1,038,437    1,038,437    1,090,358
    25       608,878    184,201    184,201    1,000,000     443,922    443,922    1,000,000     1,162,459    1,162,459    1,220,582
    26       652,080    185,234    185,234    1,000,000     471,628    471,628    1,000,000     1,299,698    1,299,698    1,364,683
    27       697,441    184,413    184,413    1,000,000     499,772    499,772    1,000,000     1,451,520    1,451,520    1,524,096
    28       745,071    181,407    181,407    1,000,000     528,311    528,311    1,000,000     1,619,420    1,619,420    1,700,391
    29       795,082    175,822    175,822    1,000,000     557,217    557,217    1,000,000     1,805,032    1,805,032    1,895,284
    30       847,594    167,181    167,181    1,000,000     586,475    586,475    1,000,000     2,010,139    2,010,139    2,110,646

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                             OPTION 2 CURRENT VALUES

                                0% HYPOTHETICAL                       6% HYPOTHETICAL                 12% HYPOTHETICAL
                            GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
                            -----------------------                -----------------------         -----------------------

         PREMIUMS
        PAID PLUS                    CASH                                 CASH                                    CASH
POLICY   INTEREST        CASH        SURR        DEATH        CASH        SURR        DEATH         CASH          SURR        DEATH
  YEAR      AT 5%       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT        VALUE         VALUE      BENEFIT
  ----      -----       -----       -----      -------       -----       -----      -------        -----         -----      -------

     1     14,700      10,183           0    1,010,183      10,876         551    1,010,876       11,569         1,244    1,011,569
     2     30,135      20,147       9,822    1,020,147      22,161      11,836    1,022,161       24,260        13,935    1,024,260
     3     46,342      29,828      20,535    1,029,828      33,814      24,521    1,033,814       38,135        28,842    1,038,135
     4     63,359      41,950      33,690    1,041,950      48,656      40,396    1,048,656       56,205        47,945    1,056,205
     5     81,227      53,703      46,475    1,053,703      63,967      56,740    1,063,967       75,959        68,731    1,075,959
     6     99,988      65,044      58,849    1,065,044      79,721      73,526    1,079,721       97,524        91,329    1,097,524
     7    119,688      75,920      70,757    1,075,920      95,875      90,713    1,095,875      121,027       115,865    1,121,027
     8    140,372      86,254      82,124    1,086,254     112,365     108,235    1,112,365      146,589       142,459    1,146,589
     9    162,090      95,952      92,854    1,095,952     129,101     126,004    1,129,101      174,317       171,219    1,174,317
    10    184,895     104,903     104,903    1,104,903     145,974     145,974    1,145,974      204,316       204,316    1,204,316
    11    208,840     113,823     113,823    1,113,823     163,720     163,720    1,163,720      237,584       237,584    1,237,584
    12    233,982     122,572     122,572    1,122,572     182,234     182,234    1,182,234      274,336       274,336    1,274,336
    13    260,381     131,152     131,152    1,131,152     201,549     201,549    1,201,549      314,994       314,994    1,314,994
    14    288,100     139,563     139,563    1,139,563     221,701     221,701    1,221,701      359,981       359,981    1,359,981
    15    317,205     147,806     147,806    1,147,806     242,729     242,729    1,242,729      409,762       409,762    1,409,762
    16    347,765     155,881     155,881    1,155,881     264,692     264,692    1,264,692      464,854       464,854    1,464,854
    17    379,853     163,791     163,791    1,163,791     287,658     287,658    1,287,658      525,830       525,830    1,525,830
    18    413,546     171,536     171,536    1,171,536     311,674     311,674    1,311,674      593,324       593,324    1,593,324
    19    448,923     179,116     179,116    1,179,116     336,791     336,791    1,336,791      668,037       668,037    1,668,037
    20    486,070     186,533     186,533    1,186,533     363,060     363,060    1,363,060      750,750       750,750    1,750,750
    21    525,073     193,846     193,846    1,193,846     390,598     390,598    1,390,598      842,388       842,388    1,842,388
    22    566,027     200,489     200,489    1,200,489     418,879     418,879    1,418,879      943,310       943,310    1,943,310
    23    609,028     205,982     205,982    1,205,982     447,436     447,436    1,447,436    1,054,000     1,054,000    2,054,000
    24    654,179     210,095     210,095    1,210,095     476,028     476,028    1,476,028    1,175,252     1,175,252    2,175,252
    25    701,588     212,565     212,565    1,212,565     504,368     504,368    1,504,368    1,307,907     1,307,907    2,307,907
    26    751,368     213,086     213,086    1,213,086     532,107     532,107    1,532,107    1,452,852     1,452,852    2,452,852
    27    803,636     211,323     211,323    1,211,323     558,842     558,842    1,558,842    1,611,029     1,611,029    2,611,029
    28    858,518     206,902     206,902    1,206,902     584,109     584,109    1,584,109    1,783,439     1,783,439    2,783,439
    29    916,144     199,402     199,402    1,199,402     607,367     607,367    1,607,367    1,971,136     1,971,136    2,971,136
    30    976,651     188,346     188,346    1,188,346     627,986     627,986    1,627,986    2,175,222     2,175,222    3,175,222

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                           OPTION 1 GUARANTEED VALUES

                                    0% HYPOTHETICAL                      6% HYPOTHETICAL                  12% HYPOTHETICAL
                                 GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                                 -----------------------             -----------------------           -----------------------

           PREMIUMS
          PAID PLUS                    CASH                                 CASH                                  CASH
POLICY     INTEREST        CASH        SURR        DEATH        CASH        SURR        DEATH         CASH        SURR        DEATH
  YEAR        AT 5%       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT        VALUE       VALUE      BENEFIT
  ----        -----       -----       -----      -------       -----       -----      -------        -----       -----      -------

     1       12,758       7,859           0    1,000,000       8,428           0    1,000,000        8,999           0    1,000,000
     2       26,153      15,536       5,651    1,000,000      17,162       7,276    1,000,000       18,859       8,973    1,000,000
     3       40,218      22,953      14,056    1,000,000      26,137      17,240    1,000,000       29,595      20,698    1,000,000
     4       54,986      33,444      25,535    1,000,000      38,802      30,893    1,000,000       44,841      36,932    1,000,000
     5       70,493      43,601      36,681    1,000,000      51,852      44,932    1,000,000       61,493      54,573    1,000,000
     6       86,775      53,389      47,457    1,000,000      65,267      59,335    1,000,000       79,662      73,731    1,000,000
     7      103,872      62,760      57,817    1,000,000      79,013      74,070    1,000,000       99,464      94,521    1,000,000
     8      121,823      71,650      67,695    1,000,000      93,039      89,085    1,000,000      121,009     117,054    1,000,000
     9      140,671      79,977      77,011    1,000,000     107,276     104,311    1,000,000      144,410     141,444    1,000,000
    10      160,462      87,650      87,650    1,000,000     121,644     121,644    1,000,000      169,789     169,789    1,000,000
    11      181,243      94,567      94,567    1,000,000     136,050     136,050    1,000,000      197,283     197,283    1,000,000
    12      203,063     100,621     100,621    1,000,000     150,399     150,399    1,000,000      227,053     227,053    1,000,000
    13      225,973     105,700     105,700    1,000,000     164,586     164,586    1,000,000      259,294     259,294    1,000,000
    14      250,030     109,675     109,675    1,000,000     178,492     178,492    1,000,000      294,286     294,286    1,000,000
    15      275,289     112,371     112,371    1,000,000     191,958     191,958    1,000,000      332,287     332,287    1,000,000
    16      301,810     113,555     113,555    1,000,000     204,767     204,767    1,000,000      373,573     373,573    1,000,000
    17      329,658     112,906     112,906    1,000,000     216,627     216,627    1,000,000      418,446     418,446    1,000,000
    18      358,899     110,000     110,000    1,000,000     227,148     227,148    1,000,000      467,256     467,256    1,000,000
    19      389,601     104,315     104,315    1,000,000     235,856     235,856    1,000,000      520,453     520,453    1,000,000
    20      421,839      95,254      95,254    1,000,000     242,212     242,212    1,000,000      578,661     578,661    1,000,000
    21      455,688      82,209      82,209    1,000,000     245,679     245,679    1,000,000      642,808     642,808    1,000,000
    22      491,230      64,373      64,373    1,000,000     245,524     245,524    1,000,000      714,029     714,029    1,000,000
    23      528,549      40,877      40,877    1,000,000     240,961     240,961    1,000,000      793,926     793,926    1,000,000
    24      567,734      10,650      10,650    1,000,000     231,012     231,012    1,000,000      884,642     884,642    1,000,000
    25      608,878         (*)         (*)          (*)     214,366     214,366    1,000,000      988,760     988,760    1,038,198
    26      652,080         (*)         (*)          (*)     189,207     189,207    1,000,000    1,104,535   1,104,535    1,159,762
    27      697,441         (*)         (*)          (*)     153,024     153,024    1,000,000    1,231,854   1,231,854    1,293,447
    28      745,071         (*)         (*)          (*)     102,330     102,330    1,000,000    1,371,684   1,371,684    1,440,269
    29      795,082         (*)         (*)          (*)      32,403      32,403    1,000,000    1,525,034   1,525,034    1,601,286
    30      847,594         (*)         (*)          (*)         (*)         (*)          (*)    1,692,957   1,692,957    1,777,605

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
 MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE
                                     AGE 55

                           OPTION 2 GUARANTEED VALUES

                                    0% HYPOTHETICAL                   6% HYPOTHETICAL                       12% HYPOTHETICAL
                                GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN
                                -----------------------           -----------------------               -----------------------
           PREMIUMS
          PAID PLUS                   CASH                                 CASH                                    CASH
POLICY     INTEREST        CASH       SURR        DEATH        CASH        SURR        DEATH         CASH          SURR        DEATH
  YEAR        AT 5%       VALUE      VALUE      BENEFIT       VALUE       VALUE      BENEFIT        VALUE         VALUE      BENEFIT
  ----        -----       -----      -----      -------       -----       -----      -------        -----         -----      -------
     1       14,700       9,588          0    1,009,588      10,261           0    1,010,261       10,936           611    1,010,936
     2       30,135      18,966      8,641    1,018,966      20,905      10,580    1,020,905       22,928        12,603    1,022,928
     3       46,342      28,065     18,773    1,028,065      31,885      22,592    1,031,885       36,029        26,736    1,036,029
     4       63,359      40,210     31,950    1,040,210      46,637      38,377    1,046,637       53,876        45,616    1,053,876
     5       81,227      51,985     44,757    1,051,985      61,854      54,627    1,061,854       73,383        66,156    1,073,383
     6       99,988      63,348     57,153    1,063,348      77,510      71,315    1,077,510       94,676        88,481    1,094,676
     7      119,688      74,245     69,083    1,074,245      93,561      88,398    1,093,561      117,878       112,716    1,117,878
     8      140,372      84,601     80,471    1,084,601     109,943     105,813    1,109,943      143,106       138,976    1,143,106
     9      162,090      94,319     91,222    1,094,319     126,566     123,469    1,126,566      170,466       167,368    1,170,466
    10      184,895     103,292    103,292    1,103,292     143,321     143,321    1,143,321      200,058       200,058    1,200,058
    11      208,840     111,398    111,398    1,111,398     160,079     160,079    1,160,079      231,980       231,980    1,231,980
    12      233,982     118,511    118,511    1,118,511     176,699     176,699    1,176,699      266,345       266,345    1,266,345
    13      260,381     124,498    124,498    1,124,498     193,023     193,023    1,193,023      303,317       303,317    1,303,317
    14      288,100     129,206    129,206    1,129,206     208,866     208,866    1,208,866      343,003       343,003    1,343,003
    15      317,205     132,438    132,438    1,132,438     223,984     223,984    1,223,984      385,467       385,467    1,385,467
    16      347,765     133,932    133,932    1,133,932     238,056     238,056    1,238,056      430,712       430,712    1,430,712
    17      379,853     133,340    133,340    1,133,340     250,651     250,651    1,250,651      478,643       478,643    1,478,643
    18      413,546     130,210    130,210    1,130,210     261,229     261,229    1,261,229      529,041       529,041    1,529,041
    19      448,923     124,010    124,010    1,124,010     269,110     269,110    1,269,110      581,574       581,574    1,581,574
    20      486,070     114,174    114,174    1,114,174     273,536     273,536    1,273,536      635,825       635,825    1,635,825
    21      525,073     100,179    100,179    1,100,179     273,753     273,753    1,273,753      691,377       691,377    1,691,377
    22      566,027      81,396     81,396    1,081,396     268,850     268,850    1,268,850      747,642       747,642    1,747,642
    23      609,028      57,255     57,255    1,057,255     257,928     257,928    1,257,928      804,028       804,028    1,804,028
    24      654,179      27,136     27,136    1,027,136     239,985     239,985    1,239,985      859,814       859,814    1,859,814
    25      701,588         (*)        (*)          (*)     213,832     213,832    1,213,832      914,036       914,036    1,914,036
    26      751,368         (*)        (*)          (*)     177,994     177,994    1,177,994      965,382       965,382    1,965,382
    27      803,636         (*)        (*)          (*)     130,664     130,664    1,130,664    1,012,141     1,012,141    2,012,141
    28      858,518         (*)        (*)          (*)      69,695      69,695    1,069,695    1,052,157     1,052,157    2,052,157
    29      916,144         (*)        (*)          (*)         (*)         (*)          (*)    1,082,974     1,082,974    2,082,974
    30      976,651         (*)        (*)          (*)         (*)         (*)          (*)    1,101,949     1,101,949    2,101,949

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      NATIONWIDE LIFE INSURANCE COMPANY AND
              SUBSIDIARIES (a wholly owned subsidiary of Nationwide
                            Financial Services, Inc.)

                   UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                        Consolidated Statements of Income
                                   (Unaudited)
                                  (in millions)


                                                                         THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                                     ---------------------------   ---------------------------
                                                                         2000          1999            2000          1999
                                                                     ------------- -------------   ------------- -------------

REVENUES
  Policy charges                                                     $    284.8    $    231.7      $    823.5    $    656.0
  Life insurance premiums                                                  51.7          51.5           180.7         153.9
  Net investment income                                                   412.6         379.2         1,229.6       1,114.6
  Net realized (losses) gains on investments                               (2.1)          6.2           (15.9)         (7.5)
  Other                                                                     3.6          26.6            12.8          66.5
                                                                     ------------- -------------   ------------- -------------
                                                                          750.6         695.2         2,230.7       1,983.5
                                                                     ------------- -------------   ------------- -------------

BENEFITS AND EXPENSES
  Interest credited to policyholder account balances                      292.4         272.4           876.9         803.6
  Other benefits and claims                                                56.2          51.7           185.2         146.5
  Policyholder dividends on participating policies                          8.3           8.7            31.8          30.5
  Amortization of deferred policy acquisition costs                        91.6          68.6           263.7         196.1
  Other operating expenses                                                125.2         120.2           365.7         333.5
                                                                     ------------- -------------   ------------- -------------
                                                                          573.7         521.6         1,723.3       1,510.2
                                                                     ------------- -------------   ------------- -------------

  Income before federal income tax expense                                176.9         173.6           507.4         473.3
Federal income tax expense                                                 50.9          58.4           157.2         158.8
                                                                     ------------- -------------   ------------- -------------
  Net income                                                         $    126.0    $    115.2      $    350.2    $    314.5
                                                                     ============= =============   ============= =============


See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets
                     (in millions, except per share amounts)


                                                                                           (UNAUDITED)
                                                                                           SEPTEMBER 30,       DECEMBER 31,
ASSETS                                                                                         2000               1999
                                                                                        ------------------- ------------------
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $14,805.1 in 2000; $15,377.3 in 1999)             $      14,809.8      $     15,294.0
      Equity securities (cost $113.3 in 2000; $84.9 in 1999)                                      129.1                92.9
   Mortgage loans on real estate, net                                                           6,113.0             5,786.3
   Real estate, net                                                                               285.6               254.8
   Policy loans                                                                                   578.7               519.6
   Other long-term investments                                                                     84.5                73.8
   Short-term investments                                                                         613.3               416.0
                                                                                        ------------------- ------------------
                                                                                               22,614.0            22,437.4
                                                                                        ------------------- ------------------

Cash                                                                                                2.0                 4.8
Accrued investment income                                                                         247.8               238.6
Deferred policy acquisition costs                                                               2,811.6             2,554.1
Other assets                                                                                      358.1               305.9
Assets held in separate accounts                                                               71,653.7            67,135.1
                                                                                        ------------------- ------------------
                                                                                        $      97,687.2      $     92,675.9
                                                                                        =================== ==================

LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                       $      21,804.4      $     21,861.6
Other liabilities                                                                               1,158.4               914.2
Liabilities related to separate accounts                                                       71,653.7            67,135.1
                                                                                        ------------------- ------------------
                                                                                               94,616.5            89,910.9
                                                                                        ------------------- ------------------

Shareholder's equity:
  Capital shares, $1 par value.  Authorized 5.0 million shares, issued and
    outstanding 3.8 million shares                                                                  3.8                 3.8
  Additional paid-in capital                                                                      766.1               766.1
  Retained earnings                                                                             2,271.2             2,011.0
  Accumulated other comprehensive income (loss)                                                    29.6               (15.9)
                                                                                        ------------------- ------------------
                                                                                                3,070.7             2,765.0
                                                                                        ------------------- ------------------
                                                                                        $      97,687.2      $     92,675.9
                                                                                        =================== ==================


See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


                 Consolidated Statements of Shareholder's Equity
                                   (Unaudited)
                  Nine Months Ended September 30, 2000 and 1999
                                  (in millions)


                                                                                             ACCUMULATED
                                                             ADDITIONAL                         OTHER             TOTAL
                                                  COMMON      PAID-IN        RETAINED       COMPREHENSIVE     SHAREHOLDER'S
                                                  STOCK       CAPITAL        EARNINGS       INCOME (LOSS)         EQUITY
                                                ----------- ------------- --------------- ------------------------------------
BALANCE, JANUARY 1, 1999                        $     3.8   $    914.7    $    1,579.0    $       275.6      $     2,773.1
Comprehensive income:
  Net income                                          -            -             314.5              -                314.5
  Net unrealized losses on securities
   available-for-sale arising during the period       -            -               -             (238.2)            (238.2)

                                                                                                             -----------------
Total comprehensive income                                                                                            76.3
                                                                                                             -----------------
Capital contribution                                  -           26.4            87.9             23.5              137.8
Dividends to shareholder                              -         (175.0)          (11.0)             -               (186.0)
                                                ----------- ------------- --------------- ------------------------------------
BALANCE, SEPTEMBER 30, 1999                     $     3.8   $    766.1    $    1,970.4    $        60.9      $     2,801.2
                                                =========== ============= =============== ====================================


BALANCE, JANUARY 1, 2000                        $     3.8   $    766.1    $    2,011.0    $       (15.9)     $     2,765.0
Comprehensive income:
  Net income                                          -            -             350.2              -                350.2
  Net unrealized gains on securities
      available-for-sale arising during the           -            -               -               45.5               45.5
      period

                                                                                                             -----------------
Total comprehensive income                                                                                           395.7
                                                                                                             -----------------
Dividends to shareholder                              -            -             (90.0)             -                (90.0)
                                                ----------- ------------- --------------- ------------------------------------
BALANCE, SEPTEMBER 30, 2000                     $     3.8   $    766.1    $    2,271.2    $        29.6       $    3,070.7
                                                =========== ============= =============== ====================================



See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                  Nine Months Ended September 30, 2000 and 1999
                                  (in millions)


                                                                                                  2000              1999
                                                                                             ---------------  ----------------
  CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                                 $      350.2     $      314.5
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to policyholder account balances                                              876.9            803.6
    Capitalization of deferred policy acquisition costs                                            (586.8)          (481.6)
    Amortization of deferred policy acquisition costs                                               263.7            196.1
    Amortization and depreciation                                                                    (7.4)             3.3
    Realized losses on investments, net                                                              15.9              7.5
    Increase in accrued investment income                                                            (9.2)           (17.6)
    (Increase) decrease in other assets                                                             (53.3)            38.6
    Increase (decrease) in policy liabilities                                                         0.5            (17.1)
    Increase in other liabilities                                                                   269.7             39.1
    Other, net                                                                                       27.4             (0.6)
                                                                                             ---------------  ----------------
      Net cash provided by operating activities                                                   1,147.6            885.8
                                                                                             ---------------  ----------------

  CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturity of securities available-for-sale                                         2,479.2          1,681.9
  Proceeds from sale of securities available-for-sale                                               432.3            336.1
  Proceeds from repayments of mortgage loans on real estate                                         609.4            350.0
  Proceeds from sale of real estate                                                                   2.2              5.7
  Proceeds from repayments of policy loans and sale of other invested assets                         17.2             23.7
  Cost of securities available-for-sale acquired                                                 (2,345.8)        (2,479.9)
  Cost of mortgage loans on real estate acquired                                                   (950.1)          (452.2)
  Cost of real estate acquired                                                                       (6.1)           (11.1)
  Short-term investments, net                                                                      (197.3)           (20.5)
  Other, net                                                                                       (116.8)           (84.3)
                                                                                             ---------------  ----------------
      Net cash used in investing activities                                                         (75.8)          (650.6)
                                                                                             ---------------  ----------------

  CASH FLOWS FROM FINANCING ACTIVITIES
  Cash dividends paid                                                                              (140.0)          (188.5)
  Increase in investment product and universal life insurance product account balances            3,609.4          2,690.9
  Decrease in investment product and universal life insurance product account balances           (4,544.0)        (2,719.7)
                                                                                             ---------------  ----------------
      Net cash used in financing activities                                                      (1,074.6)          (217.3)
                                                                                             ---------------  ----------------

  Net (decrease) increase in cash                                                                    (2.8)            17.9

  Cash, beginning of period                                                                           4.8              3.4
                                                                                             ---------------  ----------------
  Cash, end of period                                                                         $       2.0     $       21.3
                                                                                             ===============  ================

See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Unaudited Consolidated Financial Statements
                      Nine Months Ended September 30, 2000

(1)      BASIS OF PRESENTATION

         The accompanying unaudited consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (NLIC or collectively the Company) have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities, for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. The financial information included herein reflects all adjustments (all of which are normal and recurring in nature) which are, in the opinion of management, necessary for a fair presentation of financial position and results of operations. Operating results for all periods presented are not necessarily indicative of the results that may be expected for the full year. All significant intercompany balances and transactions have been eliminated. The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes for the year ended December 31, 1999 included in the Company's annual report on Form 10-K.

(2)      COMPREHENSIVE INCOME

         Comprehensive Income (Loss) includes net income as well as certain items that are reported directly within a separate component of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income (Loss) is unrealized gains (losses) on securities available-for-sale. The related before and after federal income tax amounts are as follows:

                                                         THREE MONTHS ENDED              NINE MONTHS ENDED
(in millions)                                               SEPTEMBER 30,                   SEPTEMBER 30,
--------------------------------------------------------------------------- -------------------------------
                                                          2000          1999          2000          1999
                                                       ----------    ----------    ----------    ----------

Unrealized gains (losses) on securities
   Available-for-sale arising during the period:
     Gross                                             $    116.0    $    (91.6)   $     86.6    $   (487.9)
     Adjustment to deferred policy acquisition costs        (34.9)         15.3         (25.8)        108.7
     Related federal income tax (expense) benefit           (28.4)         29.9         (21.3)        132.5
                                                       ----------    ----------    ----------    ----------
          Net                                                52.7         (46.4)         39.5        (246.7)
                                                       ----------    ----------    ----------    ----------
Reclassification adjustment for net (gains) losses
   on securities available-for-sale realized during
   the period:
     Gross                                                   (2.9)         (2.0)          9.2          13.0
     Related federal income tax expense (benefit)             1.0           0.8          (3.2)         (4.5)
                                                       ----------    ----------    ----------    ----------
          Net                                                (1.9)         (1.2)          6.0           8.5
                                                       ----------    ----------    ----------    ----------
Total Other Comprehensive Income (Loss)                $     50.8    $    (47.6)   $     45.5    $   (238.2)
                                                       ==========    ==========    ==========    ==========

(3)      RECENTLY ISSUED ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133, as amended by Statement Nos. 137 and 138, is effective for fiscal years beginning after June 15, 2000 and establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Company plans to adopt this Statement in first quarter 2001 and is currently evaluating the impact on results of operations and financial condition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


(4)      SEGMENT DISCLOSURES

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death and flexible payout options including lump-sum, systematic withdrawal or a stream of payments for life. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate fixed for a prescribed period, tax-deferred accumulation of savings and flexible payout options including lump-sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, which provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenues and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, certain revenues and expenses of its investment advisor and broker/dealer subsidiary, revenues and expenses related to group annuity contracts sold to Nationwide employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

         The following table summarizes the financial results of the Company's business segments for the three months ended September 30, 2000 and 1999.

                                                      VARIABLE         FIXED         LIFE          CORPORATE
(in millions)                          ANNUITIES      ANNUITIES      INSURANCE     AND OTHER         TOTAL
-----------------------------------  ------------   ------------   ------------   ------------    ------------

2000
Operating revenue (1)                $      193.5   $      325.7   $      187.5   $       46.0    $      752.7
Benefits and expenses                       105.5          276.4          148.4           43.4           573.7
                                     ------------   ------------   ------------   ------------    ------------
  Operating income before federal
    income tax expense                       88.0           49.3           39.1            2.6           179.0
Net realized losses on investments           --             --             --             (2.1)           (2.1)
                                     ------------   ------------   ------------   ------------    ------------
Consolidated income before
  federal income tax expense         $       88.0   $       49.3   $       39.1   $        0.5    $      176.9
                                     ============   ============   ============   ============    ============

1999
Operating revenue (1)                $      159.4   $      292.1   $      162.5   $       75.0    $      689.0
Benefits and expenses                        86.3          248.1          130.7           56.5           521.6
                                     ------------   ------------   ------------   ------------    ------------
  Operating income before federal
    income tax expense                       73.1           44.0           31.8           18.5           167.4
Net realized gains on investments            --             --             --              6.2             6.2
                                     ------------   ------------   ------------   ------------    ------------
Consolidated income before
  federal income tax expense         $       73.1   $       44.0   $       31.8   $       24.7    $      173.6
                                     ============   ============   ============   ============    ============

----------
(1)      Excludes net realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued

         The following table summarizes the allocation of assets to and the financial results of the Company's business segments for the nine months ended September 30, 2000 and 1999.

                                        VARIABLE       FIXED            LIFE       CORPORATE
(in millions)                          ANNUITIES     ANNUITIES       INSURANCE     AND OTHER         TOTAL
----------------------------------   ------------   ------------   ------------   ------------    ------------

2000
Operating revenue (1)                $      569.0   $      975.5   $      549.7   $      152.4    $    2,246.6
Benefits and expenses                       311.5          833.8          440.8          137.2         1,723.3
                                     ------------   ------------   ------------   ------------    ------------
  Operating income before federal
    income taxes                            257.5          141.7          108.9           15.2           523.3
Net realized losses on investments           --             --             --            (15.9)          (15.9)
                                     ------------   ------------   ------------   ------------    ------------
Income (loss) before federal
 income taxes                        $      257.5   $      141.7   $      108.9   $       (0.7)   $      507.4
                                     ============   ============   ============   ============    ============

Assets as of period end              $   66,214.3   $   17,226.3   $    7,936.0   $    6,310.6    $   97,687.2
                                     ============   ============   ============   ============    ============

1999
Operating revenue (1)                $      457.7   $      866.0   $      466.9   $      200.4    $    1,991.0
Benefits and expenses                       247.4          733.2          376.8          152.8         1,510.2
                                     ------------   ------------   ------------   ------------    ------------
  Operating income before federal
    income taxes                            210.3          132.8           90.1           47.6           480.8
Net realized losses on investments           --             --             --             (7.5)           (7.5)
                                     ------------   ------------   ------------   ------------    ------------
Income before federal
 income taxes                        $      210.3   $      132.8   $       90.1   $       40.1    $      473.3
                                     ============   ============   ============   ============    ============

Assets as of period end              $   53,475.8   $   16,682.4   $    6,018.2   $    6,126.3    $   82,302.7
                                     ============   ============   ============   ============    ============

        ----------
         (1)      Excludes net realized gains and losses on investments.

(5)      CONTINGENCIES

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.






Columbus, Ohio
January 28, 2000

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)


                                                                                  December 31,
                                                                         -----------------------------
                                     Assets                                1999                1998
                                     ------                              ---------           ---------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                            $15,294.0           $14,245.1
    Equity securities                                                         92.9               127.2
  Mortgage loans on real estate, net                                       5,786.3             5,328.4
  Real estate, net                                                           254.8               243.6
  Policy loans                                                               519.6               464.3
  Other long-term investments                                                 73.8                44.0
  Short-term investments                                                     416.0               289.1
                                                                         ---------           ---------
                                                                          22,437.4            20,741.7
                                                                         ---------           ---------

Cash                                                                           4.8                 3.4
Accrued investment income                                                    238.6               218.7
Deferred policy acquisition costs                                          2,554.1             2,022.2
Other assets                                                                 305.9               420.3
Assets held in separate accounts                                          67,135.1            50,935.8
                                                                         ---------           ---------
                                                                         $92,675.9           $74,342.1
                                                                         =========           =========

                         Liabilities and Shareholder's Equity
                         ------------------------------------

Future policy benefits and claims                                        $21,861.6           $19,767.1
Other liabilities                                                            914.2               866.1
Liabilities related to separate accounts                                  67,135.1            50,935.8
                                                                         ---------           ---------
                                                                          89,910.9            71,569.0
                                                                         ---------           ---------

Commitments and contingencies (notes 8 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                  3.8                 3.8
  Additional paid-in capital                                                 766.1               914.7
  Retained earnings                                                        2,011.0             1,579.0
  Accumulated other comprehensive income                                     (15.9)              275.6
                                                                         ---------           ---------
                                                                           2,765.0             2,773.1
                                                                         ---------           ---------
                                                                         $92,675.9           $74,342.1
                                                                         =========           =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)


                                                                            Years ended December 31,
                                                                ---------------------------------------------
                                                                  1999               1998              1997
                                                                --------           --------          --------

Revenues:
  Policy charges                                                $  895.5           $  698.9          $  545.2
  Life insurance premiums                                          220.8              200.0             205.4
  Net investment income                                          1,520.8            1,481.6           1,409.2
  Realized (losses) gains on investments                           (11.6)              28.4              11.1
  Other                                                             66.1               66.8              46.5
                                                                --------           --------          --------
                                                                 2,691.6            2,475.7           2,217.4
                                                                --------           --------          --------
Benefits and expenses:
  Interest credited to policyholder account balances             1,096.3            1,069.0           1,016.6
  Other benefits and claims                                        210.4              175.8             178.2
  Policyholder dividends on participating policies                  42.4               39.6              40.6
  Amortization of deferred policy acquisition costs                272.6              214.5             167.2
  Other operating expenses                                         463.4              419.7             384.9
                                                                --------           --------          --------
                                                                 2,085.1            1,918.6           1,787.5
                                                                --------           --------          --------

    Income before federal income tax expense                       606.5              557.1             429.9

Federal income tax expense                                         201.4              190.4             150.2
                                                                --------           --------          --------

    Net income                                                  $  405.1           $  366.7          $  279.7
                                                                ========           ========          ========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1999, 1998 and 1997
                                  (in millions)


                                                                                                  Accumulated
                                                                Additional                           other              Total
                                                  Common         paid-in           Retained       comprehensive      shareholder's
                                                  stock          capital           earnings          income             equity
                                                 --------        --------         ----------         --------         ----------
December 31, 1996                                  $  3.8        $  527.9           $1,432.6           $173.6           $2,137.9

Comprehensive income:
    Net income                                         --              --              279.7               --              279.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                         --              --                 --             73.5               73.5
                                                                                                                        --------
  Total comprehensive income                                                                                               353.2
                                                                                                                        --------
Capital contribution                                   --           836.8                 --               --              836.8
                                                                                                                        --------
Dividend to shareholder                                --          (450.0)            (400.0)              --             (850.0)
                                                   ------        --------           --------           ------           --------
December 31, 1997                                     3.8           914.7            1,312.3            247.1            2,477.9

Comprehensive income:
    Net income                                         --              --              366.7               --              366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                         --              --                 --             28.5               28.5
                                                                                                                        --------
  Total comprehensive income                                                                                               395.2
                                                                                                                        --------
Dividend to shareholder                                --              --             (100.0)              --             (100.0)
                                                   ------        --------           --------           ------           --------
December 31, 1998                                     3.8           914.7            1,579.0            275.6            2,773.1

Comprehensive income:
    Net income                                         --              --              405.1               --              405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                         --              --                 --           (315.0)            (315.0)
                                                                                                                        --------
  Total comprehensive income                                                                                                90.1
                                                                                                                        --------
Capital contribution                                   --            26.4               87.9             23.5              137.8
                                                                                                                        --------
Dividends to shareholder                               --          (175.0)             (61.0)              --             (236.0)
                                                   ------        --------           --------           ------           --------
December 31, 1999                                  $  3.8        $  766.1           $2,011.0           $(15.9)          $2,765.0
                                                   ======        ========           ========           ======           ========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)


                                                                                              Years ended December 31,
                                                                                       -------------------------------------
                                                                                         1999          1998          1997
                                                                                       ---------     ---------     ---------
Cash flows from operating activities:
  Net income                                                                          $    405.1     $   366.7     $   279.7
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                                 1,096.3       1,069.0       1,016.6
      Capitalization of deferred policy acquisition costs                                 (637.0)       (584.2)       (487.9)
      Amortization of deferred policy acquisition costs                                    272.6         214.5         167.2
      Amortization and depreciation                                                          2.4          (8.5)         (2.0)
      Realized (gains) losses on invested assets, net                                       11.6         (28.4)        (11.1)
      Increase in accrued investment income                                                 (7.9)         (8.2)         (0.3)
      Decrease (increase) in other assets                                                  122.9          16.4         (12.7)
      Decrease in policy liabilities                                                       (20.9)         (8.3)        (23.1)
      Increase (decrease) in other liabilities                                             149.7         (34.8)        230.6
      Other, net                                                                            (8.6)        (11.3)        (10.9)
                                                                                       ---------     ---------     ---------
        Net cash provided by operating activities                                        1,386.2         982.9       1,146.1
                                                                                       ---------     ---------     ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                                2,307.9       1,557.0         993.4
  Proceeds from sale of securities available-for-sale                                      513.1         610.5         574.5
  Proceeds from repayments of mortgage loans on real estate                                696.7         678.2         437.3
  Proceeds from sale of real estate                                                          5.7         103.8          34.8
  Proceeds from repayments of policy loans and sale of other invested assets                40.9          23.6          22.7
  Cost of securities available-for-sale acquired                                        (3,724.9)     (3,182.8)     (2,828.1)
  Cost of mortgage loans on real estate acquired                                          (971.4)       (829.1)       (752.2)
  Cost of real estate acquired                                                             (14.2)         (0.8)        (24.9)
  Short-term investments, net                                                              (27.5)         69.3        (354.8)
  Other, net                                                                              (110.9)        (88.4)        (62.5)
                                                                                       ---------     ---------     ---------
        Net cash used in investing activities                                           (1,284.6)     (1,058.7)     (1,959.8)
                                                                                       ---------     ---------     ---------

Cash flows from financing activities:
  Proceeds from capital contributions                                                         --            --         836.8
  Cash dividends paid                                                                     (188.5)       (100.0)           --
  Increase in investment product and universal life insurance
    product account balances                                                             3,799.4       2,682.1       2,488.5
  Decrease in investment product and universal life insurance
    product account balances                                                            (3,711.1)     (2,678.5)     (2,379.8)
                                                                                       ---------     ---------     ---------
        Net cash used in financing activities                                             (100.2)        (96.4)        945.5
                                                                                       ---------     ---------     ---------
Net increase (decrease) in cash                                                              1.4        (172.2)        131.8

Cash, beginning of year                                                                      3.4         175.6          43.8
                                                                                       ---------     ---------     ---------
Cash, end of year                                                                      $     4.8     $     3.4     $   175.6
                                                                                       =========     =========     =========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997


(1)      Organization and Description of Business

         Nationwide Life Insurance Company (NLIC) is a leading provider of long-term savings and retirement products in the United States and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including variable annuities, fixed annuities and life insurance as well as investment management and administrative services. NLIC markets its products through a broad network of distribution channels, including independent broker/dealers, national and regional brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions sales representatives, and Nationwide agents.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., and Nationwide Investment Services Corporation. NLIC and its subsidiaries are collectively referred to as "the Company."


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (b)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1999 or 1998.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (d)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  Separate Accounts

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $915.4 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 5.6%, 6.0% and 6.1% for the years ended December 31, 1999, 1998 and 1997, respectively.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  Participating Business

              Participating business represents approximately 29% in 1999 (40% in 1998 and 50% in 1997) of the Company's life insurance in force, 69% in 1999 (74% in 1998 and 77% in 1997) of the number of life insurance policies in force, and 13% in 1999 (14% in 1998 and 27% in 1997) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  Reinsurance Ceded

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (j)  Recently Issued Accounting Pronouncements

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which has been adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed internal use software related costs as incurred. The effect of adopting the SOP was to increase net income for 1999 by $8.3 million.

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain investment and insurance contracts, are also addressed by the Statement. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999 the FASB issued Statement No. 137 which delayed the effective date of FAS 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt this Statement in first quarter 2001 and is currently evaluating the impact on results of operations and financial condition.

         (k)  Reclassification

              Certain items in the 1998 and 1997 consolidated financial statements have been reclassified to conform to the 1999 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1999 and 1998 were:

                                                                                     Gross        Gross
                                                                     Amortized    unrealized    unrealized      Estimated
             (in millions)                                             cost          gains        losses        fair value
                                                                     ---------       ------       -------        ---------
             December 31, 1999:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   428.4       $ 23.4       $  (2.4)       $   449.4
                 Obligations of states and political subdivisions          0.8           --            --              0.8
                 Debt securities issued by foreign governments           110.6          0.6          (0.8)           110.4
                 Corporate securities                                 11,414.7        118.9        (218.6)        11,315.0
                 Mortgage-backed securities                            3,422.8         25.8         (30.2)         3,418.4
                                                                     ---------       ------       -------        ---------
                     Total fixed maturity securities                  15,377.3        168.7        (252.0)        15,294.0
               Equity securities                                          84.9         12.4          (4.4)            92.9
                                                                     ---------       ------       -------        ---------
                                                                     $15,462.2       $181.1       $(256.4)       $15,386.9
                                                                     =========       ======       =======        =========

             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   255.9       $ 13.0       $    --        $   268.9
                 Obligations of states and political subdivisions          1.6           --            --              1.6
                 Debt securities issued by foreign governments           106.5          4.5            --            111.0
                 Corporate securities                                  9,899.6        423.2         (18.7)        10,304.1
                 Mortgage-backed securities                            3,457.7        104.2          (2.4)         3,559.5
                                                                     ---------       ------       -------        ---------
                     Total fixed maturity securities                  13,721.3        544.9         (21.1)        14,245.1
               Equity securities                                         110.4         18.3          (1.5)           127.2
                                                                     ---------       ------       -------        ---------
                                                                     $13,831.7       $563.2       $ (22.6)       $14,372.3
                                                                     =========       ======       =======        =========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1999, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                    Amortized        Estimated
             (in millions)                                                            cost          fair value
                                                                                    ---------        ---------
             Fixed maturity securities available for sale:
               Due in one year or less                                              $   847.0        $   847.0
               Due after one year through five years                                  5,240.5          5,205.7
               Due after five years through ten years                                 5,046.9          5,005.2
               Due after ten years                                                    4,242.9          4,236.1
                                                                                    ---------        ---------
                                                                                    $15,377.3        $15,294.0
                                                                                    =========        =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The components of unrealized (losses) gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions)                                                           1999         1998
                                                                                    ------       -------
             Gross unrealized (losses) gains                                        $(75.3)      $ 540.6
             Adjustment to deferred policy acquisition costs                          50.9        (116.6)
             Deferred federal income tax                                               8.5        (148.4)
                                                                                    ------       -------
                                                                                    $(15.9)      $ 275.6
                                                                                    ======       =======

         An analysis of the change in gross unrealized (losses) gains on securities available-for-sale for the years ended December 31:

             (in millions)                                                   1999          1998          1997
                                                                            -------        -----        ------

             Securities available-for-sale:
               Fixed maturity securities                                    $(607.1)       $52.6        $137.5
               Equity securities                                               (8.8)         4.2          (2.7)
                                                                            -------        -----        ------
                                                                            $(615.9)       $56.8        $134.8
                                                                            =======        =====        ======

         Proceeds from the sale of securities available-for-sale during 1999, 1998 and 1997 were $513.1 million, $610.5 million and $574.5 million, respectively. During 1999, gross gains of $10.4 million ($9.0 million and $9.9 million in 1998 and 1997, respectively) and gross losses of $28.0 million ($7.6 million and $18.0 million in 1998 and 1997, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         The Company had $15.6 million of real estate investments at December 31, 1999 that were non-income producing the preceding twelve months. During 1998 the Company had investments of $42.4 million that were non-income producing, which consisted of $32.7 million of securities available-for-sale and $9.7 million of real estate.

         Real estate is presented at cost less accumulated depreciation of $24.8 million as of December 31, 1999 ($21.5 million as of December 31, 1998) and valuation allowances of $5.5 million as of December 31, 1999 ($5.4 million as of December 31, 1998).

         The recorded investment of mortgage loans on real estate considered to be impaired was $3.7 million as of both December 31, 1999 and 1998. No valuation allowance has been recorded for these loans as of December 31, 1999 or 1998. During 1999, the average recorded investment in impaired mortgage loans on real estate was approximately $3.7 million ($9.1 million in 1998) and there was no interest income recognized on those loans. Interest income recognized on impaired loans was $0.3 million in 1998 which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions)                                             1999     1998     1997
                                                                       -----    -----    -----

             Allowance, beginning of year                              $42.4    $42.5    $51.0
               Additions (reductions) charged to operations              0.7     (0.1)    (1.2)
               Direct write-downs charged against the allowance           --       --     (7.3)
               Allowance on acquired mortgage loans                      1.3       --       --
                                                                       -----    -----    -----
             Allowance, end of year                                    $44.4    $42.4    $42.5
                                                                       =====    =====    =====

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions)                                                  1999       1998       1997
                                                                          --------   --------   --------

             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $1,031.3   $  982.5   $  911.6
                 Equity securities                                             2.5        0.8        0.8
               Mortgage loans on real estate                                 460.4      458.9      457.7
               Real estate                                                    28.8       40.4       42.9
               Short-term investments                                         18.6       17.8       22.7
               Other                                                          26.5       30.7       21.0
                                                                          --------   --------   --------
                   Total investment income                                 1,568.1    1,531.1    1,456.7
             Less investment expenses                                         47.3       49.5       47.5
                                                                          --------   --------   --------
                   Net investment income                                  $1,520.8   $1,481.6   $1,409.2
                                                                          ========   ========   ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions)                                                 1999     1998    1997
                                                                          -------   -----   -----

             Securities available-for-sale:
               Fixed maturity securities                                  $(25.0)  $(0.7)  $ 3.6
               Equity securities                                             7.4     2.1     2.7
             Mortgage loans on real estate                                  (0.6)    3.9     1.6
             Real estate and other                                           6.6    23.1     3.2
                                                                          ------   -----   -----
                                                                          $(11.6)  $28.4   $11.1
                                                                          ======   =====   =====

         Fixed maturity securities with an amortized cost of $9.1 million as of December 31, 1999 and $6.5 million as of December 31, 1998 were on deposit with various regulatory agencies as required by law.

(4)      Derivative Financial Instruments

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Interest rate swaps are primarily used to convert specific investment securities and interest bearing policy liabilities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. The changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific policy liabilities and investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

         The following table summarizes the notional amount of derivative financial instruments classified as hedges outstanding as of December 31, 1999. Prior to 1999 the Company's activities in derivatives were not significant.

                                                                               (in millions)
                                                                               -------------
            Interest rate swaps
               Pay fixed/receive variable rate swaps hedging investments          $362.7
               Pay variable/receive fixed rate swaps hedging investments          $ 28.5
               Other contracts hedging investments                                $ 19.1
               Pay variable/receive fixed rate swaps hedging liabilities          $577.2

            Foreign currency swaps
               Hedging foreign currency denominated investments                   $ 14.8
               Hedging foreign currency denominated liabilities                   $577.2

            Interest rate futures contracts                                       $781.6

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(5)      Federal Income Tax

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1999 and 1998 are as follows:

             (in millions)                                                   1999            1998
                                                                             ----            ----
             Deferred tax assets:
               Fixed maturity securities                                    $  5.3          $   --
               Future policy benefits                                        149.5           207.7
               Liabilities in separate accounts                              373.6           319.9
               Mortgage loans on real estate and real estate                  18.5            17.5
               Other assets and other liabilities                             51.1            58.9
                                                                             -----          ------
                 Total gross deferred tax assets                             598.0           604.0
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                             -----          ------
                 Net deferred tax assets                                     591.0           597.0
                                                                             -----          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             724.4           568.7
               Fixed maturity securities                                        --           212.2
               Deferred tax on realized investment gains                      34.7            34.8
               Equity securities and other long-term investments              10.8             9.6
               Other                                                          26.5            21.6
                                                                            ------          ------
                 Total gross deferred tax liabilities                        796.4           846.9
                                                                            ------          ------
                 Net deferred tax liability                                 $205.4          $249.9
                                                                            ======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1999, 1998 and 1997.

         The Company's current federal income tax liability was $104.7 million and $72.8 million as of December 31, 1999 and 1998, respectively.

         Federal income tax expense for the years ended December 31 was as follows:

           (in millions)                    1999      1998      1997
                                           ------    ------    ------

           Currently payable               $ 53.6    $186.1    $121.7
           Deferred tax expense             147.8       4.3      28.5
                                           ------    ------    ------
                                           $201.4    $190.4    $150.2
                                           ======    ======    ======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Total federal income tax expense for the years ended December 31, 1999, 1998 and 1997 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                             1999                     1998                     1997
                                                       ----------------         ----------------         ----------------
         (in millions)                                 Amount       %           Amount        %          Amount        %
                                                       ------      ----         ------      ----         ------      ----

         Computed (expected) tax expense               $212.3      35.0         $195.0      35.0         $150.5      35.0
         Tax exempt interest and dividends
           received deduction                            (7.3)     (1.2)          (4.9)     (0.9)            --        --
         Income tax credits                              (4.3)     (0.7)            --        --             --        --
         Other, net                                       0.7       0.1            0.3       0.1           (0.3)     (0.1)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $201.4      33.2         $190.4      34.2         $150.2      34.9
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $29.8 million, $173.4 million and $91.8 million during the years ended December 31, 1999, 1998 and 1997, respectively.

(6)      Comprehensive Income

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

             (in millions)                                                 1999       1998       1997
                                                                          -------    ------     ------
             Unrealized gains (losses) on securities available-for-sale arising during the period:
                Gross                                                     $(665.3)   $ 58.2     $141.1
                Adjustment to deferred policy acquisition costs             167.5     (12.9)     (21.8)
                Related federal income tax (expense) benefit                171.4     (15.9)     (41.7)
                                                                          -------    ------     ------
                   Net                                                     (326.4)     29.4       77.6
                                                                          -------    ------     ------

             Reclassification adjustment for net (gains) losses on
                securities available-for-sale realized during the
                period:
                Gross                                                        17.6      (1.4)      (6.3)
                Related federal income tax expense (benefit)                 (6.2)      0.5        2.2
                                                                          -------    ------     ------
                   Net                                                       11.4      (0.9)      (4.1)
                                                                          -------    ------     ------
             Total Other Comprehensive Income                             $(315.0)   $ 28.5     $ 73.5
                                                                          =======    ======     ======

(7)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

              Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



              Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 8.

              Futures contracts: The fair value for futures contracts is based on quoted market prices.

              Interest rate and foreign currency swaps: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                         1999                              1998
                                                                ------------------------         -------------------------
                                                                Carrying       Estimated         Carrying       Estimated
               (in millions)                                     amount        fair value         amount        fair value
                                                                ---------      ---------         ---------      ----------
               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $15,294.0      $15,294.0         $14,245.1       $14,245.1
                     Equity securities                               92.9           92.9             128.5           128.5
                   Mortgage loans on real estate, net             5,786.3        5,745.5           5,328.4         5,527.6
                   Policy loans                                     519.6          519.6             464.3           464.3
                   Short-term investments                           416.0          416.0             289.1           289.1
                 Cash                                                 4.8            4.8               3.4             3.4
                 Assets held in separate accounts                67,135.1       67,135.1          50,935.8        50,935.8

               Liabilities:
                 Investment contracts                           (16,977.7)     (16,428.6)        (15,468.7)      (15,158.6)
                 Policy reserves on life insurance contracts     (4,883.9)      (4,607.9)         (3,914.0)       (3,768.9)
                 Liabilities related to separate accounts       (67,135.1)     (66,318.7)        (50,935.8)      (49,926.5)

               Derivative financial instruments:
                 Interest rate swaps hedging assets                   4.3            4.3               -               -
                 Interest rate swaps hedging liabilities              -            (24.2)              -               -
                 Foreign currency swaps                             (11.8)         (11.8)              -               -
                 Futures contracts                                    1.3            1.3              (1.3)           (1.3)

(8)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $216.2 million extending into 2000 were outstanding as of December 31, 1999. The Company also had $28.0 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1999.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. At December 31, 1999, NLIC's credit risk from these derivative financial instruments was $6.1 million.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 23% (22% in 1998) in any geographic area and no more than 2% (2% in 1998) with any one borrower as of December 31, 1999. As of December 31, 1999, 39% (42% in 1998) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Reinsurance: The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $143.6 million and $187.9 million as of December 31, 1999 and 1998, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

(9)      Pension Plan and Postretirement Benefits Other Than Pensions

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC.

         Pension cost (benefit) charged to operations by the Company during the years ended December 31, 1999, 1998 and 1997 were $(8.3) million, $2.0 million and $7.5 million, respectively. The Company has recorded a prepaid pension asset of $13.3 million and $5.0 million as of December 31, 1999 and 1998, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1999 and 1998 was $49.6 million and $40.1 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1999, 1998 and 1997 was $4.9 million, $4.1 million and $3.0 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1999 and 1998 follows:

                                                                         Pension Benefits        Postretirement Benefits
                                                                        ------------------       -----------------------
              (in millions)                                               1999       1998         1999            1998
              --------------------------------------------------------- --------   --------      -------         -------
              Change in benefit obligation:
              Benefit obligation at beginning of year                   $2,185.0   $2,033.8      $ 270.1         $ 237.9
              Service cost                                                  80.0       87.6         14.2             9.8
              Interest cost                                                109.9      123.4         17.6            15.4
              Actuarial (gain) loss                                        (95.0)     123.2        (64.4)           15.6
              Plan settlement in 1999/curtailment in 1998                 (396.1)    (107.2)          --              --
              Benefits paid                                                (72.4)     (75.8)       (11.0)           (8.6)
              Acquired companies                                              --         --         13.3              --
                                                                        --------   --------      -------         -------
              Benefit obligation at end of year                          1,811.4    2,185.0        239.8           270.1
                                                                        --------   --------      -------         -------
              Change in plan assets:
              Fair value of plan assets at beginning of year             2,541.9    2,212.9         77.9            69.2
              Actual return on plan assets                                 161.8      300.7          3.5             5.0
              Employer contribution                                         12.4      104.1         20.9            12.1
              Plan settlement                                             (396.1)        --           --              --
              Benefits paid                                                (72.4)     (75.8)       (11.0)           (8.4)
                                                                        --------   --------      -------         -------
              Fair value of plan assets at end of year                   2,247.6    2,541.9         91.3            77.9
                                                                        --------   --------      -------         -------

              Funded status                                                436.2      356.9       (148.5)         (192.2)
              Unrecognized prior service cost                               28.2       31.5           --              --
              Unrecognized net (gains) losses                             (402.0)    (345.7)       (46.7)           16.0
              Unrecognized net (asset) obligation at transition             (7.7)     (11.0)         1.1             1.3
                                                                        --------   --------      -------         -------
              Prepaid (accrued) benefit cost                            $   54.7   $   31.7      $(194.1)        $(174.9)
                                                                        ========   ========      =======         =======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                    Pension Benefits        Postretirement Benefits
                                                                    ----------------        -----------------------
                                                                    1999        1998         1999             1998
                                                                    ----        ----        -------          ------

              Weighted average discount rate                        7.00%       5.50%        7.80%            6.65%
              Rate of increase in future compensation levels        5.25%       3.75%          --               --
              Assumed health care cost trend rate:
                    Initial rate                                      --          --        15.00%           15.00%
                    Ultimate rate                                     --          --         5.50%            8.00%
                    Uniform declining period                          --          --        5 Years         15 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1999, 1998 and 1997 follows:

              (in millions)                                                              1999       1998          1997
              --------------------------------------------------------------------------------   -----------   ------------
              Service cost (benefits earned during the period)                         $  80.0      $  87.6      $   77.3
              Interest cost on projected benefit obligation                              109.9        123.4         118.6
              Expected return on plan assets                                            (160.3)      (159.0)       (139.0)
              Recognized gains                                                            (9.1)        (3.8)           --
              Amortization of prior service cost                                           3.2          3.2           3.2
              Amortization of unrecognized transition obligation (asset)                  (1.4)         4.2           4.2
                                                                                       -------      -------      --------
                                                                                       $  22.3      $  55.6      $   64.3
                                                                                       =======      =======      ========

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide Insurance and employees of WSC ended participation in the plan. A curtailment gain of $67.1 million resulted (consisting of a $107.2 million reduction in the projected benefit obligation, net of the write-off of the $40.1 million remaining unamortized transition obligation related to WSC). During 1999, the plan transferred assets to settle its obligation related to WSC employees . A settlement gain of $32.9 million was recognized.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                           1999          1998          1997
                                                                          ------        -----         -----
             Weighted average discount rate                               6.08%         6.00%         6.50%
             Rate of increase in future compensation levels               4.33%         4.25%         4.75%
             Expected long-term rate of return on plan assets             7.33%         7.25%         7.25%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1999, 1998 and 1997 was as follows:

             (in millions)                                                              1999          1998          1997
                                                                                         -------   -----------   -----------
             Service cost (benefits attributed to employee service during the year)      $14.2         $ 9.8         $ 7.0
             Interest cost on accumulated postretirement benefit obligation               17.6          15.4          14.0
             Actual return on plan assets                                                 (3.5)         (5.0)         (3.6)
             Amortization of unrecognized transition obligation of affiliates              0.6           0.2           0.2
             Net amortization and deferral                                                (1.8)          1.2          (0.5)
                                                                                         -----         -----         -----
                                                                                         $27.1         $21.6         $17.1
                                                                                         =====         =====         =====

         Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 1999, 1998 and 1997 were as follows:


                                                               1999      1998       1997
                                                             -------    ------     ------

               Discount rate                                 6.65%      6.70%      7.25%
               Long term rate of return on plan
                   assets, net of tax                        7.15%      5.83%      5.89%
               Assumed health care cost trend rate:
                   Initial rate                             15.00%     12.00%     11.00%
                   Ultimate rate                             5.50%      6.00%      6.00%
                   Uniform declining period                 5 Years   12 Years   12 Years


         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1999 and have no impact on the NPPBC for the year ended December 31, 1999.

(10) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 1999, 1998 and 1997 was $1.35 billion, $1.32 billion and $1.13 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1999, 1998 and 1997 was $276.2 million, $171.0 million and $111.7 million, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1999 $40.2 million of dividends could be paid by NLIC without prior approval.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     Transactions With Affiliates

         During second quarter 1999 the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to year to date net income.

         The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 1999, 1998 and 1997 were $193.0 million, $216.9 million, and $315.3 million, respectively, while benefits, claims and expenses ceded were $216.9 million, $259.3 million, and $326.6 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 1999, 1998 and 1997, the Company made payments to NMIC and Nationwide Services Company totaling $124.1 million, $95.0 million, and $85.8 million, respectively. In addition, the Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1999, 1998 and 1997, the Company made lease payments to NMIC and its subsidiaries of $9.9 million, $8.0 million and $8.4 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1999 and 1998 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $411.7 million and $248.4 million as of December 31, 1999 and 1998, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         As part of certain restructuring activities that occurred prior to the March 1997 IPO, the Company paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELOW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, the Company paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1999 were $56.0 million, $60.0 million and $66.1 million, respectively.

(12)     Bank Lines of Credit

         NFS, NLIC and NMIC are parties to a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by any party. NFS, NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. As of December 31, 1999 the Company had no amounts outstanding under the agreement.

(13)     Contingencies

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(14)     Segment Information

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate fixed for a prescribed period, tax-deferred accumulation of savings, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment advisor subsidiary, revenues and expenses related to group annuity contracts sold to Nationwide Insurance employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

         During 1999 the Company revised the allocation of net investment income among its Life Insurance and Corporate and Other segments. Also, certain amounts previously reported as other income were reclassified to operating expense. Amounts reported for prior periods have been restated to reflect these changes.

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1999, 1998 and 1997.

                                                  Variable      Fixed        Life      Corporate
         (in millions)                            Annuities    Annuities   Insurance   and Other      Total
         ------------------------------------     ---------    ---------   ---------   ---------    ---------
         1999:
         Net investment income (1)                $   (41.5)   $ 1,134.5    $  253.1    $  174.7    $ 1,520.8
         Other operating revenue                      668.2         43.4       393.0        77.8      1,182.4
                                                  ---------    ---------    --------    --------    ---------
            Total operating revenue (2)               626.7      1,177.9       646.1       252.5      2,703.2
                                                  ---------    ---------    --------    --------    ---------
         Interest credited to policyholder
            account balances                             --        837.5       130.5       128.3      1,096.3
         Amortization of deferred policy
            acquisition costs                         162.8         49.7        60.1          --        272.6
         Other benefits and expenses                  173.6        113.5       334.7        94.4        716.2
                                                  ---------    ---------    --------    --------    ---------
            Total expenses                            336.4      1,000.7       525.3       222.7      2,085.1
                                                  ---------    ---------    --------    --------    ---------
         Operating income before
            federal income tax                        290.3        177.2       120.8        29.8        618.1
         Realized losses on investments                  --           --          --       (11.6)       (11.6)
                                                  ---------    ---------    --------    --------    ---------
         Consolidated income before
            federal tax expense                   $   290.3    $   177.2    $  120.8    $   18.2    $   606.5
                                                  =========    =========    ========    ========    =========
         Assets as of year end                    $62,599.7    $17,134.8    $6,616.7    $6,324.7    $92,675.9
                                                  =========    =========    ========    ========    =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


                                                    Variable           Fixed            Life         Corporate
         (in millions)                              Annuities         Annuities       Insurance       and Other         Total
         ------------------------------------       ---------         ---------       ---------       ---------       ---------
         1998:
         Net investment income (1)                  $   (31.3)        $ 1,116.6        $  225.6        $  170.7        $ 1,481.6
         Other operating revenue                        532.9              35.7           318.5            78.6            965.7
                                                    ---------         ---------        --------        --------        ---------
            Total operating revenue (2)                 501.6           1,152.3           544.1           249.3          2,447.3
                                                    ---------         ---------        --------        --------        ---------
         Interest credited to policyholder
            account balances                               --             828.6           115.4           125.0          1,069.0
         Amortization of deferred policy
            acquisition costs                           123.9              44.2            46.4              --            214.5
         Other benefits and expenses                    159.3             104.2           293.5            78.1            635.1
                                                    ---------         ---------        --------        --------        ---------
            Total expenses                              283.2             977.0           455.3           203.1          1,918.6
                                                    ---------         ---------        --------        --------        ---------
         Operating income before federal
             income tax                                 218.4             175.3            88.8            46.2            528.7
         Realized gains on investments                     --                --              --            28.4             28.4
                                                    ---------         ---------        --------        --------        ---------
         Consolidated income before
            federal tax expense                     $   218.4         $   175.3        $   88.8        $   74.6        $   557.1
                                                    =========         =========        ========        ========        =========
         Assets as of year end                      $47,668.7         $15,215.7        $5,187.6        $6,270.1        $74,342.1
                                                    =========         =========        ========        ========        =========

         1997:
         Net investment income (1)                  $   (26.8)        $ 1,098.2        $  184.9        $  152.9        $ 1,409.2
         Other operating revenue                        413.9              43.2           283.4            56.6            797.1
                                                    ---------         ---------        --------        --------        ---------
            Total operating revenue (2)                 387.1           1,141.4           468.3           209.5          2,206.3
                                                    ---------         ---------        --------        --------        ---------
         Interest credited to policyholder
            account balances                               --             823.4            78.5           114.7          1,016.6
         Amortization of deferred policy
            acquisition costs                            87.8              39.8            39.6              --            167.2
         Benefits and expenses                          148.4             108.7           283.5            63.1            603.7
                                                    ---------         ---------        --------        --------        ---------
            Total expenses                              236.2             971.9           401.6           177.8          1,787.5
                                                    ---------         ---------        --------        --------        ---------
         Operating income before federal
             income tax                                 150.9             169.5            66.7            31.7            418.8
         Realized gains on investments                     --              --                --            11.1             11.1
                                                    ---------         ---------        --------        --------        ---------
         Consolidated income before
            federal tax expense                     $   150.9         $   169.5        $   66.7        $   42.8        $   429.9
                                                    =========         =========        ========        ========        =========
         Assets as of year end                      $35,278.7         $14,436.3        $3,901.4        $6,174.3        $59,790.7
                                                    =========         =========        ========        ========        =========

----------
        (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.
        (2)  Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 1 to the Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 84 pages.

Representations and Undertakings.

Independent Auditors' Consent.

Signatures.




The following exhibits required by Forms N-8B-2 and S-6:

1.     Power of Attorney dated July 26, 2000 - Attached hereto.

2. Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant, adopted - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

3.     Distribution Contracts - Attached hereto.

4. Form of Security - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

5. Articles of Incorporation of Depositor - Filed previously with Registration Statement (File No. 811-5311) and is hereby incorporated by reference.

6.     Application Form of Security - Attached hereto.

7. Opinion of Counsel - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Nationwide Life Insurance Company:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                                                        KPMG LLP

Columbus, Ohio
December 4, 2000

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant, Nationwide VLI Separate Account - 5, has caused this Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 15h day of January, 2001.


                                                                   NATIONWIDE VLI SEPARATE ACCOUNT-5
                                                     ----------------------------------------------------------------
                                                                             (Registrant)
                                                                   NATIONWIDE LIFE INSURANCE COMPANY
(Seal)                                               ----------------------------------------------------------------
Attest:                                                                      (Depositor)


By:          /s/ GLENN W. SODEN                      By:                     /s/ STEVEN SAVINI
----------------------------------------------       ----------------------------------------------------------------
                  Glenn W. Soden                                                 Steven Savini
                Assistant Secretary                              Vice President -Product and Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15h day of January, 2001.


               SIGNATURE                                 TITLE
LEWIS J. ALPHIN                                        Director
----------------------------------------
Lewis J. Alphin

A. I. BELL                                             Director
----------------------------------------
A. I. Bell

KENNETH D. DAVIS                                       Director
----------------------------------------
Kenneth D. Davis

KEITH W. ECKEL                                         Director
----------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                       Director
----------------------------------------
Willard J. Engel

FRED C. FINNEY                                         Director
----------------------------------------
Fred C. Finney

JOSEPH J. GASPER                             President and Chief Operating
----------------------------------------
Joseph J. Gasper                                 Officer and Director

DIMON R. MCFERSON                            Chairman and Chief Executive
----------------------------------------
Dimon R. McFerson                                Officer and Director

DAVID O. MILLER                                Chairman of the Board and
----------------------------------------
David O. Miller                                        Director

YVONNE L. MONTGOMERY                                   Director
----------------------------------------
Yvonne L. Montgomery

ROBERT A. OAKLEY                          Executive Vice President and Chief
----------------------------------------
Robert A. Oakley                                   Financial Officer

RALPH M. PAIGE                                         Director
----------------------------------------
Ralph M. Paige

JAMES F. PATTERSON                                     Director
----------------------------------------
James F. Patterson

ARDEN L. SHISLER                                       Director                         By /s/ STEVEN SAVINI
----------------------------------------                                        --------------------------------------
Arden L. Shisler                                                                            STEVEN SAVINI

ROBERT L. STEWART                                      Director                           Attorney-in-Fact
----------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                        Director
----------------------------------------
Nancy C. Thomas